UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09086

TD Asset Management USA Funds Inc.

(FORMERLY KNOWN AS TD WATERHOUSE FAMILY OF FUNDS, INC.)

(Exact name of registrant as specified in charter)

399 Park Avenue, New York, New York 10022

(Address of principal executive offices) (Zip code)

R. Michael Thorfinnson, TD Asset Management USA Funds Inc.

399 Park Avenue, New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:   646-828-3653

Date of fiscal year end:     January 31, 2015

Date of reporting period:    January 31, 2015

Item 1. Reports to Stockholders.

TD Asset Management

ANNUAL REPORT

January 31, 2015

TD Asset Management USA Funds Inc.

TDAM Short-Term Bond Fund

–	Institutional Class
–	Advisor Class

TDAM Core Bond Fund

–	Institutional Class
–	Advisor Class

TDAM High Yield Bond Fund

–	Institutional Class
–	Advisor Class

TDAM 1- to 5-Year Corporate Bond Portfolio

TDAM 5- to 10-Year Corporate Bond Portfolio

TDAM U.S. Equity Shareholder Yield Fund

–	Institutional Class
–	Advisor Class

TDAM U.S. Large Cap Core Equity Fund

–	Institutional Class
–	Advisor Class

TDAM Global Equity Shareholder Yield Fund

–	Institutional Class
–	Advisor Class

TDAM Global Low Volatility Equity Fund

–	Institutional Class
–	Advisor Class

TDAM Global All Cap Fund

–	Institutional Class
–	Advisor Class

TDAM Target Return Fund

–	Institutional Class
–	Advisor Class

TDAM U.S. Small-Mid Cap Equity Fund

–	Institutional Class
–	Advisor Class

NOT FDIC INSURED •   NO BANK GUARANTEE •   MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-866-416-4031, or by visiting the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the 12-month period ending June 30th is available, without charge, online at www.tdamusa.com. Login to our website and click on Institutional Investors, Proxy Voting Rights. It will also be available by visiting the SEC’s website at http://www.sec.gov.

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q filings are available online at www.tdamusa.com. Login to our website and click on Institutional Investors, Financial Reporting, Quarterly Fund Holdings Report. It is also available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
Barbara F. Palk Interested Director	Peter B. M. Eby Corporate Director
James E. Kelly Consultant and Attorney	Donald J. Herrema Founder of BlackSterling Partners, LLC and Former CEO of Bessemer Trust Robert P. Herrmann Independent Trustee of Arbitrage Funds and EVP Global Asset & Wealth Management Ipreo
Lawrence J. Toal Retired CEO of The Dime Savings Bank and Former Chairman, President and CEO of Dime Bancorp, Inc
Christopher L. Wilson Director of ISO-NE and Managing Partner, CT2, LLC
EXECUTIVE OFFICERS
Kevin LeBlanc President and Chief Executive Officer	Eric Kleinschmidt Treasurer and Chief Financial Officer
Maya Gittens Chief Legal Officer and Anti-Money Laundering Officer	Michele R. Teichner Chief Compliance Officer
Curtis Barnes Secretary

Service Providers

Investment Manager & Administrator TDAM USA Inc. 399 Park Avenue New York, NY 10022	Transfer Agent Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219
Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Directors Counsel Goodwin Procter LLP 901 New York Avenue, N.W. Washington, DC 20001
Custodian BNY Mellon One Wall Street New York, NY 10286
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary

Volatility returned to global financial markets during the fiscal year ended January 31, 2015, particularly in the first and final quarters. Overall, the period was marked by heightened geopolitical risks, such as conflict between Russia and Ukraine and ongoing strife in the Middle East. Coupled with reports of slowing global economic growth, an Ebola outbreak and new concerns over a potential Greek exit from the euro zone, the outlook for investors could have been bleak. However, financial markets were resilient, and both stocks and bonds generated gains.

While global economic growth waned over the year, the U.S. was a notable exception to this trend as the domestic economy showed strength, posting GDP growth plus improvements in employment, payroll and manufacturing data. In fact, the strengthening economy led the Federal Reserve (the “Fed”) to end its monthly bond buying program in October. However, it noted that current conditions allow for patience, and it kept the federal funds rate in the zero to 0.25% range. It commented that the rate will likely remain lower than normal even once employment and inflation data approach Fed targets.

While yields continue to be restrained by monetary policy, demand for the relative safe haven of bonds was strong, driven in part by investor concern over equity market volatility and geopolitical issues. Bonds also benefitted from a steep decline in oil prices, which led to a reduction in inflation premiums and drove yields lower. With this backdrop, both Treasuries and corporate bonds generated positive returns for the fiscal year.

Overall, equities also generated gains for the fiscal year. In the U.S., major equity indices reached a number of all-time highs as gains were supported by strong corporate earnings reports and the encouraging domestic macro-economic backdrop. Internationally, Japanese equities generated positive local currency returns, benefitting as profits rose and corporate balance sheets were strong. While the Japanese economy remains troubled (it entered a technical recession in the third quarter), Prime Minister Abe and the Bank of Japan appear committed to supporting it. For example, at the end of October, the Bank of Japan surprised onlookers by announcing that it would be increasing the size of its substantial quantitative easing program. In Europe, many companies reported solid earnings results and equities managed to overcome a weakening economic backdrop and post modest local currency gains. Investors appeared to take comfort in the European Central Bank’s (the “ECB”) assertions that it would support the economy and combat deflation. During the first half of the year, the ECB lowered its key deposit and lending rates, and in January it announced that a €60 billion per month asset purchase program would begin in March.

Performance Summary

At TDAM USA Inc., we continue to focus on high quality investments with strong fundamentals, and this approach served our investors well over the fiscal year.

TDAM Short-Term Bond Fund

The TDAM Short-Term Bond Fund seeks to provide a high level of income consistent with the preservation of capital and liquidity. The Fund’s strategy is to employ active fundamental management based on extensive independent credit research as well as yield and credit curve analysis.

Over the fiscal year, the TDAM Short-Term Bond Fund, Institutional Class generated a return of 0.81% and the TDAM Short-Term Bond Fund, Advisor Class generated a return of 0.81% versus a return of 1.09% for the benchmark, the Bank of America (“BofA”) Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index* (unlike the benchmark, the Fund reports returns after the deduction of fees and expenses). The Fund’s holdings are focused on high quality issuers.

(* On June 19, 2014, the benchmark was changed from the BofA Merrill Lynch 1-3 Year U.S. Treasury Index to the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index.)

Corporate bonds underperformed governments and this contributed to the Fund modestly lagging the Index over the fiscal year. We continue to favor corporate bonds for the yield advantage they offer over Treasuries. We believe that corporate bonds continue to offer more value than Treasuries in the current low nominal yield environment.

TDAM Core Bond Fund

The TDAM Core Bond Fund seeks to provide current income by employing active fundamental management based on extensive independent credit research as well as yield and credit curve analysis.

Over the fiscal year, the TDAM Core Bond Fund, Institutional Class and the TDAM Core Bond Fund, Advisor Class both generated a return of 6.26% compared with a return of 6.61% for the benchmark, the Barclays U.S. Aggregate Bond Index (unlike the benchmark, the Fund reports returns after the deduction of fees and expenses). The Fund’s modest underperformance versus the benchmark was primarily due to having a somewhat shorter duration* than that of the Index as interest rates declined during the period.

TDAM USA Inc. believes the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration of the Fund is modestly shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise.

(*Duration measures an investment’s sensitivity to changes in interest rates.)

TDAM High Yield Bond Fund

The TDAM High Yield Bond Fund seeks to provide high current income. The strategy employs active allocation between credit quality and industry sectors as well as fundamental management based on extensive credit research to invest in a diverse mix of high yield debt. Active management of well-researched high yield bonds can potentially deliver considerable yield enhancement. Although high yield bonds carry a higher credit risk to investors as compared to investment grade bonds, the fixed coupon income of high yield bonds and relatively low duration of this asset class can provide attractive risk-adjusted returns versus investment grade and equity asset classes.

Over the fiscal year, the TDAM High Yield Bond Fund, Institutional Class and the TDAM High Yield Bond Fund, Advisor Class both generated returns of 3.5% compared to a return of 3.67% for the benchmark, BofA Merrill Lynch BB-B U.S. High Yield Index. (Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.) On a gross return basis, the Fund outperformed the benchmark, generating returns of 4.2%. This outperformance was driven by the Fund’s underweight exposure to the Energy sector and strong performance in the Automotive sector relative to the benchmark.

We believe that the U.S. economy has gone through a series of mini-cycles since the 2008 financial crisis (including the latest energy weakness), which have prevented a buildup of credit market excesses. While the overall quality of bond and loan covenant structures continues to weaken, we see healthy fundamentals of the issuers. During historical periods of modest economic growth and rising interest rates, High Yield has been attractive relative to other asset classes. We remain disciplined in following our investment philosophy by focusing on undervalued bonds, improving credit profiles, higher than average liquidity, and seeking broad portfolio diversification among over 30 industries. We believe current spreads offer value given our view of the fundamental backdrop in selected sectors of the U.S. economy.

TDAM 1- to 5-Year Corporate Bond Portfolio

The TDAM 1- to 5-Year Corporate Bond Portfolio seeks to provide current income. The Portfolio’s strategy is to employ active fundamental management based on extensive independent credit research as well as yield and credit curve analysis.

Over the fiscal year, the TDAM 1- to 5-Year Corporate Bond Portfolio generated a return of 2.0% compared with a return of 2.36% for its benchmark, the Barclays 1-5 Year U.S. Credit Index. The Portfolio modestly underperformed the benchmark due to the high quality bias of its portfolio and to its modestly shorter duration compared to that of the Index as interest rates declined during the period.

TDAM USA Inc. believes the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. The portfolio continues to have a high quality bias.

TDAM 5- to 10-Year Corporate Bond Portfolio

The TDAM 5- to 10-Year Corporate Bond Portfolio seeks to provide high current income. The Portfolio’s strategy is to employ active fundamental management based on extensive independent credit research as well as yield and credit curve analysis.

Over the fiscal year, the TDAM 5- to 10-Year Corporate Bond Portfolio generated a return of 7.73% compared with a return of 8.52% for its benchmark, the Barclays 5-10 Year U.S. Credit Index. The Portfolio underperformed the benchmark due primarily to the higher quality bias and the modestly shorter duration of the portfolio relative to the Index as interest rates declined significantly during the period.

TDAM USA Inc. believes the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. The portfolio continues to have a high quality bias.

TDAM U.S. Equity Shareholder Yield Fund

The TDAM U.S. Equity Shareholder Yield Fund seeks to provide income and moderate capital appreciation. The Fund’s strategy is to pursue attractive total returns with an above-average level of income by focusing on free-cash-flow metrics and capital allocation. It seeks to invest in a diversified portfolio of equity securities from the U.S., focusing on companies of all market capitalizations that have a history of paying dividends, buying back shares and/or reducing debt and generating positive growth in operating cash flow.

For the 12-months ended January 31, 2015, the TDAM U.S. Equity Shareholder Yield Fund, Institutional Class and the TDAM U.S. Equity Shareholder Yield Fund, Advisor Class have both generated returns of 16.25% compared with a return of 12.93% for the benchmark, the Russell 1000 Value Index. The Fund provided strong relative returns, with its diversified holdings achieving growth in free cash flow and providing shareholders with returns from cash dividends, share buybacks and debt reduction. The Fund’s larger-than-benchmark weight and stock selection in the Utilities sector was the most significant contributor to relative results. Stock selection and a larger-than-benchmark weight in the Consumer Staples sector also helped relative results, as did a less-than benchmark weight in the Energy sector. Stock selection in the Information Technology sector and a less-than-benchmark weight in the Healthcare sector detracted from the Fund’s relative results.

The Portfolio managers continue to seek attractive investment ideas consistent with our free-cash-flow philosophy. We believe our investment approach is especially relevant in the current environment, where the strength of global demand remains questionable. We generally invest in companies that have high-quality balance sheets and management teams that have proven they can grow free cash flow and allocate it effectively. Companies with cash can use it to create value by reinvesting in the growth of their businesses, making accretive acquisitions or returning it to shareholders through dividends, stock buybacks or deleveraging.

TDAM U.S. Large Cap Core Equity Fund

The TDAM U.S. Large Cap Core Equity Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets in equity securities of large capitalization U.S. companies that have a history of allocating free cash flow for the benefit of shareholders.

For the 12-months ended January 31, 2015, the TDAM U.S. Large Cap Core Equity Fund, Institutional Class and the TDAM U.S. Large Cap Core Equity Fund, Advisor Class both generated returns of 14.6% compared with a return of 13.76% for the benchmark, the Russell 1000 Index. The largest contributors to relative performance were stock selection in the Information Technology and Telecommunication Services sectors, followed by the Fund’s less-than-benchmark weight in the Energy sector. Stock selection in the Financials sector and a less-than-benchmark weight in the Healthcare sector were the most significant detractors from relative results.

As we enter 2015, estimates for global economic growth continue to be revised downward. The world economy is expanding, but the pace is slow as it lumbers under a debt load that is substantially larger than it was before the global financial crisis. Global non-financial debt has risen from roughly 176% of GDP in 2008 to over 212% in 2013, according to the Geneva Report on the World Economy. The cost of servicing this debt is less, but arguably the growth the world has experienced since 2009 has been debt-led growth as sovereign debt loads expanded to absorb the bad debts of the financial and household sectors.

We continue to believe that the U.S. is among the most attractive developed markets in terms of sustainable growth, helped in part by relatively favorable demographics and modest productivity gains. While wage growth has yet to materialize for the average worker, lower energy prices are leaving more cash in the hands of consumers. U.S. companies have seen growth in earnings and cash flows, although that will likely be tempered for U.S.-based multinationals in 2015 by a strong dollar.

TDAM Global Equity Shareholder Yield Fund

The TDAM Global Equity Shareholder Yield Fund seeks to provide income and moderate capital appreciation. The Fund’s strategy is to pursue attractive total returns with an above-average level of income by focusing on free-cash-flow metrics and capital allocation. It seeks to invest in a diversified portfolio of global equity securities, focusing on companies of all market capitalizations that have a history of paying dividends, buying back shares and/or reducing debt and generating positive growth in operating cash flow.

For the 12-months ended January 31, 2015, the TDAM Global Equity Shareholder Yield Fund, Institutional Class and the TDAM Global Equity Shareholder Yield Fund, Advisor Class have both generated returns of 10.57% compared with a return of 7.0% for the benchmark, the MSCI World Index. The Fund provided strong relative returns, with its diversified holdings achieving growth in free cash flow and providing shareholders with positive returns from cash dividends, share buybacks and debt reduction.

Among the largest contributors to relative performance were the Financials, Consumer Staples and Utilities sectors. The Fund’s less-than-benchmark weight and stock selection in the Financials sector was the most significant contributor to relative results, while stock selection in the Consumer Staples sector and a larger-than-benchmark weight in the Utilities sector also provided a relative contribution. Stock selection and a less-than-benchmark weight in the Healthcare sector, which outperformed the overall market for the time period, detracted from the Fund’s relative results.

The Portfolio managers continue to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. We believe our investment approach is especially relevant in the current environment, where global growth has been elusive.

TDAM Global Low Volatility Equity Fund

The TDAM Global Low Volatility Equity Fund seeks to provide long-term capital appreciation with less volatility than the broad global equity markets. The Fund intends to achieve its objective by investing primarily in securities that are included in the MSCI All Country World Index, subject to the investment restrictions of the Fund. In order to meet the Fund’s objectives, the portfolio is built with significantly different characteristics than those of the Index. As a result, the tracking error relative to the Index is expected to be relatively high, even though the volatility of returns is expected to be materially less than that of the Index.

Over the fiscal year, the TDAM Global Low Volatility Equity Fund, Institutional Class and the TDAM Global Low Volatility Equity Fund, Advisor Class both generated returns of 18.57% compared with a return of 6.8% for the benchmark, the MSCI All Country World Index. The Fund’s significant exposure to low volatility equities helped it to outperform the benchmark as low and median volatility global equities outperformed higher volatility global equities during the reporting period. The Fund also benefitted from its currency hedging strategy as the U.S. dollar rose against most other currencies.

The Fund comprises equities with lower risk profiles, which should offer less volatility over the long term. As such, the Fund is tilted toward defensive stocks, such as those in the Consumer Staples and Utilities sectors, with less exposure to cyclical stocks, such as those in the Information Technology and Energy sectors. More defensive stocks are likely to underperform the Index in strong market rallies and outperform in market downturns.

TDAM Global All Cap Fund

The TDAM Global All Cap Fund seeks to provide long-term capital appreciation by investing in foreign- and U.S.-based companies across the market capitalization spectrum that have a history of allocating free cash flow for the benefit of shareholders.

For the 12-months ended January 31, 2015, the TDAM Global All Cap Fund, Institutional Class and the TDAM Global All Cap Fund, Advisor Class both generated returns of 4.99% compared with a return of 7.0% for its benchmark, the MSCI World Index. Stock selection and a larger-than-benchmark weight within the Industrials sector were among the largest detractors from relative results while both strong stock selection and a less-than-benchmark weight in the Energy sector contributed to relative performance. From a regional perspective, stock selection in Japan was a contributor and stock selection in France was a detractor from relative results.

As we enter 2015, estimates for global economic growth continue to be revised downward. The world economy is expanding, but the pace is slow as it lumbers under a debt load that is substantially larger than it was before the global financial crisis. Global non-financial debt has risen from roughly 176% of GDP in 2008 to over 212% in 2013, according to the Geneva Report on the World Economy. The cost of servicing this debt is less, but arguably the growth the world has experienced since 2009 has been debt-led growth as sovereign debt loads expanded to absorb the bad debts of the financial and household sectors.

We continue to believe that the U.S. is among the most attractive developed markets in terms of sustainable growth, helped in part by relatively favorable demographics and modest productivity gains. U.S. companies have seen growth in earnings and cash flows, although that will likely be tempered for U.S.-based multinationals in 2015 by a strong dollar. Global companies based in Europe should be helped by a weaker currency. While the euro has already lost considerable ground against the dollar, it is hard to envision a reversal when Treasury yields are significantly above those of France and Germany, the euro zone economies remain anemic, the Federal Reserve mulls a rate increase and the European Central Bank appears poised to ramp up quantitative easing. Elsewhere, Japan continues to buy time with accommodative monetary policy, but initiatives on structural reforms remain murky. In a world where revenue growth is hard to come by, we remain dedicated to investing in companies that we believe have sustainable competitive advantages and are expected to grow free cash flow even if a broad pickup in the global economy proves elusive.

TDAM Target Return Fund

The TDAM Target Return Fund seeks to achieve a total return that exceeds the rate of return of the 1-month Treasury Bill by 300 basis points (3%) on an annualized basis over a 5-year period regardless of market conditions. TDAM USA Inc. seeks to achieve the fundamental investment objective of the Fund by investing in, or providing exposure, to one or more asset classes of various types, including but not limited to: money market, debt and debt-like instruments, preferred shares, exchange-traded funds and/or equity and equity-like instruments of U.S. and/or international markets. TDAM USA Inc. may dynamically shift between any asset classes and markets and may use defensive strategies and derivatives to modify the return and risk profile of the Fund. The Fund may have significant exposure to money market securities for long periods of time.

Over the fiscal year, the TDAM Target Return Fund, Institutional Class returned 1.4% and the TDAM Target Return Fund, Advisor Class returned 1.31% compared with a 3.02% return for the benchmark, the Citigroup 1-Month U.S. Treasury Bill Index +3%. (Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.) The Fund underperformed as the added value from its U.S. long-term government debt and common equity holdings was offset by the weakness of its Canadian common equity and U.S. preferred equity holdings. The Fund has a diversified portfolio, and the majority of the portfolio is composed of securities that are higher in the capital structure than common equity and have earned a steady stream of income. The volatility of the portfolio is below the risk budget and has not changed meaningfully despite the increase in overall market volatility during the last 6 months.

TDAM U.S. Small-Mid Cap Equity Fund

The TDAM U.S. Small-Mid Cap Equity Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets in equity securities of small- and mid-capitalization U.S. companies with the ability to generate free cash flow, effectively allocate capital and generate returns for shareholders.

For the 12-months ended January 31, 2015, the TDAM U.S. Small-Mid Cap Equity Fund, Institutional Class and TDAM U.S. Small-Mid Cap Equity Fund, Advisor Class each had a return of 4.96% compared to with a return of 7.33% for the benchmark, the Russell 2500 Index. The most significant detractors from relative performance were stock selection in the Financials sector and a larger-than-benchmark weight in the Industrials sector. Helping offset some of the losses was positive stock selection in the Consumer Discretionary and Healthcare sectors. A less-than-benchmark weight in the Energy sector also helped relative results.

As we enter 2015, estimates for global economic growth continue to be revised downward. The world economy is expanding, but the pace is slow as it lumbers under a debt load that is substantially larger than it was before the global financial crisis. Global non-financial debt has risen from roughly 176% of GDP in 2008 to over 212% in 2013, according to the Geneva Report on the World Economy. The cost of servicing this debt is less, but arguably the growth the world has experienced since 2009 has been debt-led growth as sovereign debt loads expanded to absorb the bad debts of the financial and household sectors.

We continue to believe that the U.S. is among the most attractive developed markets in terms of sustainable growth, helped in part by relatively favorable demographics and modest productivity gains. While wage growth has yet to materialize for the average worker, lower energy prices are leaving more cash in the hands of consumers. U.S. companies have seen growth in earnings and cash flows, although that will likely be tempered for U.S.-based multinationals in 2015 by a strong dollar.

Looking Ahead

We continue to be mindful of macro-economic factors, including slow global economic growth, elevated sovereign debt levels, and inflationary/disinflationary pressures. While risks have risen recently, economic improvements in the U.S. and continuing high levels of central bank liquidity globally are helping to moderate the probability of extreme outcomes, and we anticipate that global central banks will maintain their accommodative stances for some time to come.

As always, we thank you for your business. We look forward to continuing to help you manage your money successfully.

Kevin LeBlanc
President and Chief Executive Officer
TD Asset Management USA Funds Inc.

March 12, 2015

The Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or the U.S. government and are not deposits or obligations of, or guaranteed by, any bank. An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a prospectus containing this and other information about the Funds, please call your financial adviser. The prospectus should be read carefully before investing or sending money.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. The information should not be relied on as investment advice.

Fund Performance
(Unaudited)

TDAM Short-Term Bond Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Short-Term Bond Fund and the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Three Year Return	Five Year Return	Since Inception
TDAM Short-Term Bond Fund, Institutional Class(1)(2)	0.81%	0.92%	1.26%	2.56%
TDAM Short-Term Bond Fund, Advisor Class(1)(3)	0.81%	N/A	N/A	0.84%
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index(4)	1.09%	1.04%	1.40%	2.84%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index(5)	0.97%	0.60%	1.01%	2.49%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures. On June 19th 2014, the benchmark was changed from the BofA Merrill Lynch 1-3 Year U.S. Treasury Index to the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index. The new benchmark is comprised of securities that more closely represent the range of government and investment-grade corporate debt obligations held by the Fund.
(1)	Return before taxes.
(2)	Commenced operations on December 18, 2006.
(3)	Commenced operations on May 30, 2013.
(4)	The Bank of America Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is an unmanaged index comprised of US dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities. Qualifying securities must have at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index. Since inception return is from December 18, 2006.
(5)	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index. Since inception return is from December 18, 2006.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2015

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	38.6%
AAA	0.3%
AA	13.3%
A	25.3%
BBB	15.4%
Not Rated	0.7%
Short-Term Investment and Other Net Assets	6.4%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

Fund Performance
(Unaudited)

TDAM Core Bond Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Core Bond Fund and the Barclays U.S. Aggregate Bond Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM Core Bond Fund, Institutional Class(1)(2)	6.26%	3.10%
TDAM Core Bond Fund, Advisor Class(1)(2)	6.26%	3.10%
Barclays U.S. Aggregate Bond Index(3)	6.61%	3.35%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2015

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	43.3%
AAA	0.6%
AA	5.9%
A	21.0%
BBB	11.2%
Registered Investment Companies	9.1%
Short-Term Investment and Other Net Assets	8.9%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

Fund Performance
(Unaudited)

TDAM High Yield Bond Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM High Yield Bond Fund and the BofA Merrill Lynch BB-B U.S. High Yield Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM High Yield Bond Fund, Institutional Class(1)(2)	3.50%	3.93%
TDAM High Yield Bond Fund, Advisor Class(1)(2)	3.50%	3.93%
BofA Merrill Lynch BB-B U.S. High Yield Index(3)	3.67%	4.48%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The BofA Merrill Lynch BB-B U.S. High Yield Index contains all securities in the BofA Merrill Lynch BB-B U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch). It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted, and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2015

Credit Ratings(1)	Percentage of Net Assets
AAA	0.0%
AA	0.0%
A	0.0%
BBB	9.5%
BB and Below	86.8%
Other Net Assets	3.7%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

Fund Performance
(Unaudited)

TDAM 1- to 5-Year Corporate Bond Portfolio

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TDAM 1- to 5-Year Corporate Bond Portfolio and the Barclays 1-5 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM 1- to 5-Year Corporate Bond Portfolio(1)(2)	2.00%	2.70%
Barclays 1-5 Year U.S. Credit Index(3)	2.36%	3.17%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Barclays 1-5 Year U.S. Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 5 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2015

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	7.6%
AAA	0.3%
AA	18.6%
A	48.8%
BBB	23.1%
Short-Term Investment and Other Net Assets	1.6%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

Fund Performance
(Unaudited)

TDAM 5- to 10-Year Corporate Bond Portfolio

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TDAM 5- to 10-Year Corporate Bond Portfolio and the Barclays 5-10 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM 5- to 10-Year Corporate Bond Portfolio(1)(2)	7.73%	8.67%
Barclays 5-10 Year U.S. Credit Index(3)	8.52%	9.71%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Barclays 5-10 Year U.S. Credit Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2015

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	10.9%
AAA	1.9%
AA	11.3%
A	48.8%
BBB	22.3%
Short-Term Investment and Other Net Assets	4.8%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

Fund Performance
(Unaudited)

TDAM U.S. Equity Shareholder Yield Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM U.S. Equity Shareholder Yield Fund and the Russell 1000 Value Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM U.S. Equity Shareholder Yield Fund, Institutional Class(1)(2)	16.25%	16.99%
TDAM U.S. Equity Shareholder Yield Fund, Advisor Class(1)(2)	16.25%	16.99%
Russell 1000 Value Index(3)	12.93%	15.21%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
(Unaudited)

TDAM U.S. Large Cap Core Equity Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM U.S. Large Cap Core Equity Fund and the Russell 1000 Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM U.S. Large Cap Core Equity Fund, Institutional Class(1)(2)	14.60%	17.49%
TDAM U.S. Large Cap Core Equity Fund, Advisor Class(1)(2)	14.60%	17.49%
Russell 1000 Index(3)	13.76%	17.06%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
(Unaudited)

TDAM Global Equity Shareholder Yield Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Global Equity Shareholder Yield Fund and the MSCI World Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM Global Equity Shareholder Yield Fund, Institutional Class(1)(2)	10.57%	12.71%
TDAM Global Equity Shareholder Yield Fund, Advisor Class(1)(2)	10.57%	12.71%
MSCI World Index(3)	7.00%	11.22%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted, and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
(Unaudited)

TDAM Global Low Volatility Equity Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Global Low Volatility Equity Fund and the MSCI All Country World Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM Global Low Volatility Equity Fund, Institutional Class(1)(2)	18.57%	11.17%
TDAM Global Low Volatility Equity Fund, Advisor Class(1)(2)	18.57%	11.17%
MSCI All Country World Index(3)	6.80%	9.81%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
(Unaudited)

TDAM Global All Cap Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Global All Cap Fund and the MSCI World Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM Global All Cap Fund, Institutional Class(1)(2)	4.99%	11.85%
TDAM Global All Cap Fund, Advisor Class(1)(2)	4.99%	11.85%
MSCI World Index(3)	7.00%	11.22%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
(Unaudited)

TDAM Target Return Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Target Return Fund and the Citigroup 1-month U.S. Treasury Bill Index +3% for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM Target Return Fund, Institutional Class(1)(2)	1.40%	0.59%
TDAM Target Return Fund, Advisor Class(1)(2)	1.31%	0.54%
Citigroup 1-Month U.S. Treasury Bill Index +3%(3)	3.02%	2.97%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The Citigroup 1-Month U.S. Treasury Bill Index +3% is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
(Unaudited)

TDAM U.S. Small-Mid Cap Equity Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM U.S. Small-Mid Cap Equity Fund and the Russell 2500 Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2015	One Year Return	Since Inception
TDAM U.S. Small-Mid Cap Equity Fund, Institutional Class(1)(2)	4.96%	9.95%
TDAM U.S. Small-Mid Cap Equity Fund, Advisor Class(1)(2)	4.96%	9.95%
Russell 2500 Index(3)	7.33%	12.48%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on May 30, 2013.
(3)	The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2014 through January 31, 2015).

The table below and on the following pages illustrates your Fund’s costs in two ways.

•	Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Fund in the “Actual” line under the heading “Expenses Paid During Period”.
•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Fund’s actual expense ratio. This information assumes that the Fund had a return of 5% before expenses during the year, (which is not the Fund’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 8/1/14	Ending Account Value 1/31/15	Annualized Expense Ratios	Expenses Paid During Period*
TDAM Short-Term Bond Fund – Institutional Class
Actual	$1,000.00	$1,007.00	0.43%	$2.18
Hypothetical (5% Return before expenses)	1,000.00	1,023.04	0.43	2.19
TDAM Short-Term Bond Fund – Advisor Class
Actual	1,000.00	1,007.00	0.43	2.18
Hypothetical (5% Return before expenses)	1,000.00	1,023.04	0.43	2.19
TDAM Core Bond Fund – Institutional Class
Actual	1,000.00	1,042.10	0.50	2.57
Hypothetical (5% Return before expenses)	1,000.00	1,022.68	0.50	2.55
TDAM Core Bond Fund – Advisor Class
Actual	1,000.00	1,042.10	0.50	2.57
Hypothetical (5% Return before expenses)	1,000.00	1,022.68	0.50	2.55
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Disclosure of Fund Expenses (Unaudited) (Continued)

	Beginning Account Value 8/1/14	Ending Account Value 1/31/15	Annualized Expense Ratios	Expenses Paid During Period*
TDAM High Yield Bond Fund – Institutional Class
Actual	$1,000.00	$1,011.70	0.70%	$3.55
Hypothetical (5% Return before expenses)	1,000.00	1,021.68	0.70	3.57
TDAM High Yield Bond Fund – Advisor Class
Actual	1,000.00	1,011.70	0.70	3.55
Hypothetical (5% Return before expenses)	1,000.00	1,021.68	0.70	3.57
TDAM 1- to 5-Year Corporate Bond Portfolio
Actual	1,000.00	1,012.80	—	—
Hypothetical (5% Return before expenses)	1,000.00	1,025.21	—	—
TDAM 5- to 10-Year Corporate Bond Portfolio
Actual	1,000.00	1,047.70	—	—
Hypothetical (5% Return before expenses)	1,000.00	1,025.21	—	—
TDAM U.S. Equity Shareholder Yield Fund – Institutional Class
Actual	1,000.00	1,076.00	0.80	4.19
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
TDAM U.S. Equity Shareholder Yield Fund – Advisor Class
Actual	1,000.00	1,076.00	0.80	4.19
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
TDAM U.S. Large Cap Core Equity Fund – Institutional Class
Actual	1,000.00	1,054.40	0.80	4.14
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
TDAM U.S. Large Cap Core Equity Fund – Advisor Class
Actual	1,000.00	1,054.40	0.80	4.14
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
TDAM Global Equity Shareholder Yield Fund – Institutional Class
Actual	1,000.00	1,014.30	1.00	5.08
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
TDAM Global Equity Shareholder Yield Fund – Advisor Class
Actual	1,000.00	1,014.30	1.00	5.08
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
TDAM Global Low Volatility Equity Fund – Institutional Class
Actual	1,000.00	1,087.30	0.90	4.74
Hypothetical (5% Return before expenses)	1,000.00	1,020.67	0.90	4.58
TDAM Global Low Volatility Equity Fund – Advisor Class
Actual	1,000.00	1,087.30	0.90	4.74
Hypothetical (5% Return before expenses)	1,000.00	1,020.67	0.90	4.58
TDAM Global All Cap Fund – Institutional Class
Actual	1,000.00	1,026.80	1.00	5.12
Hypothetical (5% Return before expenses)	1,000.00	1,020.15	1.00	5.10
TDAM Global All Cap Fund – Advisor Class
Actual	1,000.00	1,026.80	1.00	5.12
Hypothetical (5% Return before expenses)	1,000.00	1,020.15	1.00	5.10
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 8/1/14	Ending Account Value 1/31/15	Annualized Expense Ratios	Expenses Paid During Period*
TDAM Target Return Fund – Institutional Class
Actual	$1,000.00	$980.90	0.70%	$3.48
Hypothetical (5% Return before expenses)	1,000.00	1,021.69	0.70	3.55
TDAM Target Return Fund – Advisor Class
Actual	1,000.00	980.00	0.91	4.53
Hypothetical (5% Return before expenses)	1,000.00	1,020.63	0.91	4.62
TDAM U.S. Small-Mid Cap Equity Fund – Institutional Class
Actual	1,000.00	1,028.50	1.00	5.11
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
TDAM U.S. Small-Mid Cap Equity Fund – Advisor Class
Actual	1,000.00	1,028.50	1.00	5.11
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

TD ASSET MANAGEMENT USA FUNDS INC.
Notice to Shareholders (Unaudited)

For shareholders that do not have an January 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an January 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended January 31, 2015, the Fund is designating the following items with regard to distributions paid during the period:

	Capital Gain Distribution	Ordinary Income Distribution	Total	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Investors Qualified Interest Income(4)	Short-Term Capital Gain(5)	FTC
TDAM Short-Term Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	9.32%	100.00%	0.00%	0.00%
TDAM Core Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	12.64%	90.98%	0.00%	0.00%
TDAM High Yield Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%
TDAM 1- to 5-Year Corporate Bond Portfolio	3.18%	96.82%	100.00%	0.00%	0.00%	1.94%	75.48%	100.00%	0.00%
TDAM 5- to 10-Year Corporate Bond Portfolio	9.50%	90.50%	100.00%	0.00%	0.00%	1.66%	60.14%	100.00%	0.00%
TDAM U.S. Equity Shareholder Yield Fund	15.35%	84.65%	100.00%	97.29%	97.65%	0.00%	0.00%	100.00%	0.00%
TDAM U.S. Large Cap Core Equity Fund	36.13%	63.87%	100.00%	65.43%	65.43%	0.00%	0.00%	100.00%	0.00%
TDAM Global Equity Shareholder Yield Fund	42.78%	57.22%	100.00%	42.60%	98.56%	0.00%	0.00%	100.00%	0.00%
TDAM Global Low Volatility Equity Fund	25.04%	74.96%	100.00%	1.75%	35.86%	0.00%	0.00%	100.00%	2.87%
TDAM Global All Cap Fund	40.22%	59.78%	100.00%	50.98%	71.68%	0.00%	0.00%	100.00%	0.00%
TDAM Target Return Fund	0.00%	100.00%	100.00%	6.76%	17.37%	6.26%	35.41%	0.00%	0.00%
TDAM U.S. Small-Mid Cap Equity Fund	17.22%	82.78%	100.00%	39.88%	39.39%	0.00%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. government obligations is exempt from state income tax, provided the Fund meets certain requirements.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information was computed and reported in conjunction with your 2014 Form 1099-DIV and/or Form 1099-INT.

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/15 (Unaudited)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/15 (Unaudited) (Continued)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/15 (Unaudited) (Continued)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/15 (Unaudited) (Concluded)

Statements of Assets and Liabilities

January 31, 2015

	TDAM Short-Term Bond Fund	TDAM Core Bond Fund	TDAM High Yield Bond Fund	TDAM 1- to 5-Year Corporate Bond Portfolio
ASSETS
Cost of investments (Note 2)	$65,538,891	$36,036,159	$10,780,135	$15,447,508
Investments in securities, at value	$63,829,484	$33,457,141	$10,694,888	$15,288,048
Repurchase agreements, at value (Note 2)	2,331,000	3,258,000	—	253,000
TOTAL INVESTMENTS	66,160,484	36,715,141	10,694,888	15,541,048
Cash	13,220	453	266,274	8,809
Interest and dividends receivable	285,082	130,468	186,844	86,909
Receivable for capital shares sold	19,847	151,239	—	—
Due from Investment Manager (Note 3)	4,992	23,296	15,684	24,952
Receivable for investment securities sold	159	—	—	—
Prepaid expenses	10,183	2,969	2,967	3,861
TOTAL ASSETS	66,493,967	37,023,566	11,166,657	15,665,579
LIABILITIES
Dividends payable to shareholders	45,377	12,201	5,898	12,564
Payable for capital shares redeemed	2,987	403	36	—
Payable for securities purchased	—	211,465	—	50,295
Transfer agent fees payable	12,290	32,136	11,138	9,604
Payable for Directors’ fees (Note 4)	3	4	4	4
Other accrued expenses	97,244	53,066	48,936	54,062
TOTAL LIABILITIES	157,901	309,275	66,012	126,529
NET ASSETS	$66,336,066	$36,714,291	$11,100,645	$15,539,050
Net assets consist of:
Paid-in-capital ($0.0001 par value; 3 billion, 1.3 billion, 1.2 billion and 0.6 billion shares authorized, respectively)	$65,821,444	$36,160,616	$11,242,725	$15,445,351
Undistributed (Distributions in excess of) net investment income	373	69	(519)	(2,474)
Accumulated net realized gains (losses) from investments	(107,344)	(125,376)	(56,314)	2,633
Net unrealized appreciation (depreciation) on investments	621,593	678,982	(85,247)	93,540
Net assets	$66,336,066	$36,714,291	$11,100,645	$15,539,050
Institutional Class net asset value, redemption price and offering price per share (Note 2)	$10.24	$10.24	$9.87	N/A
	($66,295,568 ÷ 6,472,936 shares)	($36,608,958 ÷ 3,574,154 shares)	($10,994,527 ÷ 1,113,724 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	$10.24	$10.24	$9.87	N/A
	($40,498 ÷ 3,954 shares)	($105,333 ÷ 10,286 shares)	($106,118 ÷ 10,750 shares)
TDAM 1- to 5-Year Corporate Bond Portfolio net asset value, redemption price and offering price per share (Note 2)	N/A	N/A	N/A	$10.13
				($15,539,050 ÷ 1,533,468 shares)

Please see accompanying notes to financial statements.

Statements of Assets and Liabilities

January 31, 2015

	TDAM 5- to 10-Year Corporate Bond Portfolio	TDAM U.S. Equity Shareholder Yield Fund	TDAM U.S. Large Cap Core Equity Fund	TDAM Global Equity Shareholder Yield Fund
ASSETS
Cost of investments (Note 2)	$12,016,556	$5,928,706	$5,836,861	$11,017,338
Investments in securities, at value	$11,841,957	$7,189,581	$7,273,215	$11,451,291
Repurchase agreements, at value (Note 2)	582,000	—	—	—
TOTAL INVESTMENTS	12,423,957	7,189,581	7,273,215	11,451,291
Cash	915	207,695	297,398	271,817
Foreign currency (Cost $0, $0, $0 and $32,891)	—	—	—	32,891
Receivable for investment securities sold	125,252	—	26,893	59,158
Interest and dividends receivable	95,287	13,501	5,400	25,674
Due from Investment Manager (Note 3)	24,872	20,914	14,615	25,146
Receivable for capital shares sold	—	19,503	—	—
Unrealized appreciation on foreign currency spot contracts	—	—	—	6
Tax reclaim receivable	—	334	360	10,292
Prepaid expenses	3,856	2,957	3,072	3,067
TOTAL ASSETS	12,674,139	7,454,485	7,620,953	11,879,342
LIABILITIES
Payable for securities purchased	154,174	—	6,562	36,032
Dividends payable to shareholders	24,694	—	—	—
Unrealized depreciation on foreign currency spot contracts	—	—	—	226
Transfer agent fees payable	9,575	11,108	11,110	11,661
Payable for Directors’ fees (Note 4)	4	4	4	4
Other accrued expenses	48,407	44,193	43,745	60,265
TOTAL LIABILITIES	236,854	55,305	61,421	108,188
NET ASSETS	$12,437,285	$7,399,180	$7,559,532	$11,771,154
Net assets consist of:
Paid-in-capital ($0.0001 par value; 0.4 billion, 1.2 billion, 1.2 billion and 1.2 billion shares authorized, respectively)	$12,028,906	$6,066,904	$6,083,493	$11,288,295
Undistributed (Distributions in excess of) net investment income	(6,627)	6,366	1,238	8,870
Accumulated net realized gains from investments and foreign currency	7,605	65,035	38,447	41,605
Net unrealized appreciation on investments	407,401	1,260,875	1,436,354	433,953
Net unrealized depreciation on translation of other assets and liabilities denominated in foreign currencies	—	—	—	(1,569)
Net assets	$12,437,285	$7,399,180	$7,559,532	$11,771,154
Institutional Class net asset value, redemption price and offering price per share (Note 2)	N/A	$12.59	$12.78	$11.35
		($7,266,401 ÷ 577,279 shares)	($7,425,335 ÷ 581,019 shares)	($11,647,441 ÷ 1,026,521 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	N/A	$12.59	$12.78	$11.35
		($132,779 ÷ 10,549 shares)	($134,197 ÷ 10,501 shares)	($123,713 ÷ 10,901 shares)
TDAM 5- to 10-Year Corporate Bond Portfolio Class net asset value, redemption price and offering price per share (Note 2)	$10.57	N/A	N/A	N/A
	($12,437,285 ÷ 1,176,800 shares)

Please see accompanying notes to financial statements.

Statements of Assets and Liabilities

January 31, 2015

	TDAM Global Low Volatility Equity Fund	TDAM Global All Cap Fund	TDAM Target Return Fund	TDAM U.S. Small-Mid Cap Equity Fund
ASSETS
Cost of investments (Note 2)	$12,211,345	$14,115,171	$4,732,042	$57,076,233
Investments in securities, at value	$12,849,040	$15,514,676	$4,549,641	$56,564,229
Cash	295,571	1,241,362	590,257	6,146,046
Foreign currency (Cost $12,022, $32,201, $22,645 and $0)	11,984	31,460	21,708	—
Unrealized appreciation on forward foreign currency contracts	80,657	—	15,096	—
Unrealized appreciation on foreign currency spot contracts	11	—	—	—
Receivable for capital shares sold	65,892	—	459,668	1,745,474
Interest and dividends receivable	23,547	19,614	29,259	4,771
Tax reclaim receivable	7,330	13,383	—	—
Receivable for investment securities sold	—	—	38,128	4,009
Due from Investment Manager (Note 3)	16,488	6,153	17,359	6,026
Prepaid expenses	3,067	3,080	2,975	3,600
TOTAL ASSETS	13,353,587	16,829,728	5,724,091	64,474,155
LIABILITIES
Payable for securities purchased	225,984	—	28,082	5,085,267
Unrealized appreciation on forward foreign currency contracts	9,834	—	—	—
Distribution fees payable	—	—	35	—
Transfer agent fees payable	11,153	12,757	10,565	11,202
Payable for Directors’ fees (Note 4)	3	4	4	4
Other accrued expenses	51,582	51,572	42,601	43,690
TOTAL LIABILITIES	298,556	64,333	81,287	5,140,163
NET ASSETS	$13,055,031	$16,765,395	$5,642,804	$59,333,992
Net assets consist of:
Paid-in-capital ($0.0001 par value; 1.2 billion, 1.2 billion, 1.2 billion and 1.2 billion shares authorized, respectively)	$11,874,142	$15,149,347	$5,748,642	$59,811,630
Undistributed net investment income	462,944	2,894	80,453	9,383
Accumulated net realized gains (losses) from investments and foreign currency	10,766	215,833	(17,977)	24,983
Net unrealized appreciation (depreciation) on investments	637,695	1,399,505	(182,401)	(512,004)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts and translation of other assets and liabilities denominated in foreign currencies	69,484	(2,184)	14,087	—
Net assets	$13,055,031	$16,765,395	$5,642,804	$59,333,992
Institutional Class net asset value, redemption price and offering price per share (Note 2)	$11.12	$11.65	$9.77	$11.02
	($12,934,552 ÷ 1,163,269 shares)	($16,642,905 ÷ 1,427,971 shares)	($5,399,063 ÷ 552,708 shares)	($59,217,758 ÷ 5,374,701 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	$11.12	$11.65	$9.77	$11.02
	($120,479 ÷ 10,835 shares)	($122,490 ÷ 10,511 shares)	($243,741 ÷ 24,955 shares)	($116,234 ÷ 10,551 shares)

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2015

	TDAM Short-Term Bond Fund	TDAM Core Bond Fund	TDAM High Yield Bond Fund	TDAM 1- to 5-Year Corporate Bond Portfolio
INVESTMENT INCOME
Interest Income	$810,962	$245,316	$570,504	$129,842
Dividend Income	—	27,424	—	9,546
	810,962	272,740	570,504	139,388
EXPENSES
Investment management fees (Note 3)	178,961	52,368	60,399	—
Directors’ fees (Note 4)	22,459	21,406	21,406	21,406
Distribution fees – Advisor Class (Note 3)	102	254	264	—
Administration fees (Note 3)	—	6,546	5,491	—
Professional fees	145,940	68,281	64,606	66,294
Transfer agent fees	64,496	76,126	57,304	52,684
Registration fees	24,523	23,487	23,173	10,713
Custody fees	16,463	9,006	1,188	11,046
Shareholder reports and mailing	14,577	6,058	6,099	4,583
Pricing fees	10,957	8,745	17,637	4,152
Other expenses	8,811	6,121	6,085	6,086
TOTAL EXPENSES	487,289	278,398	263,652	176,964
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(179,381)	(206,133)	(181,028)	(176,964)
Waiver of distribution fees – Advisor Class (Note 3)	(102)	(254)	(264)	—
Waiver of administration fees (Note 3)	—	(6,546)	(5,491)	—
NET EXPENSES	307,806	65,465	76,869	—
NET INVESTMENT INCOME	503,156	207,275	493,635	139,388
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	108,906	12,122	(14,736)	28,178
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(24,369)	758,961	(102,735)	62,584
NET REALIZED AND UNREALIZED GAIN (LOSS)	84,537	771,083	(117,471)	90,762
NET INCREASE IN NET ASSETS FROM OPERATIONS	$587,693	$978,358	$376,164	$230,150

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2015

	TDAM 5- to 10-Year Corporate Bond Portfolio	TDAM U.S. Equity Shareholder Yield Fund	TDAM U.S. Large Cap Core Equity Fund	TDAM Global Equity Shareholder Yield Fund
INVESTMENT INCOME
Interest Income	$198,816	$—	$—	$195
Dividend Income (net of withholding tax of $0, $812, $0 and $19,274)	13,531	230,675	140,339	383,470
	212,347	230,675	140,339	383,665
EXPENSES
Investment management fees (Note 3)	—	43,615	46,869	62,743
Directors’ fees (Note 4)	21,406	21,406	21,406	21,406
Administration fees (Note 3)	—	3,355	3,605	3,922
Distribution fees – Advisor Class (Note 3)	—	316	323	306
Professional fees	65,860	62,424	60,442	65,482
Transfer agent fees	52,304	56,462	56,927	57,791
Registration fees	10,358	24,162	23,127	24,707
Custody fees	8,198	8,267	5,476	26,625
Shareholder reports and mailing	4,584	7,408	6,777	5,999
Pricing fees	4,108	604	364	5,213
Other expenses	6,144	6,978	7,033	9,173
TOTAL EXPENSES	172,962	234,997	232,349	283,367
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(172,962)	(177,641)	(170,737)	(200,697)
Waiver of distribution fees – Advisor Class (Note 3)	—	(316)	(323)	(306)
Waiver of administration fees (Note 3)	—	(3,355)	(3,605)	(3,922)
NET EXPENSES	—	53,685	57,684	78,442
NET INVESTMENT INCOME	212,347	176,990	82,655	305,223
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	112,528	120,435	284,073	303,603
Foreign currency transactions	—	—	—	(11,764)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	330,090	673,616	602,898	12,982
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(1,354)
NET REALIZED AND UNREALIZED GAIN	442,618	794,051	886,971	303,467
NET INCREASE IN NET ASSETS FROM OPERATIONS	$654,965	$971,041	$969,626	$608,690

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2015

	TDAM Global Low Volatility Equity Fund	TDAM Global All Cap Fund	TDAM Target Return Fund	TDAM U.S. Small- Mid Cap Equity Fund
INVESTMENT INCOME
Interest Income	$—	$—	$90,882	$—
Dividend Income (net of withholding tax of $27,297, $10,788, $4,861 and $459)	397,046	339,973	69,712	101,981
	397,046	339,973	160,594	101,981
EXPENSES
Investment management fees (Note 3)	82,845	121,703	27,246	63,675
Directors’ fees (Note 4)	21,406	21,406	21,406	21,406
Administration fees (Note 3)	5,918	7,606	2,477	3,980
Distribution fees – Advisor Class (Note 3)	281	303	483	293
Professional fees	67,074	67,831	60,493	60,545
Transfer agent fees	57,390	61,359	56,080	57,002
Registration fees	23,245	23,590	23,203	20,654
Pricing fees	12,055	5,103	8,453	494
Custody fees	8,184	6,202	2,685	7,101
Shareholder reports and mailing	7,792	6,995	6,257	6,839
Other expenses	9,356	9,375	6,397	7,500
TOTAL EXPENSES	295,546	331,473	215,180	249,489
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(182,827)	(171,239)	(177,579)	(165,439)
Waiver of distribution fees – Advisor Class (Note 3)	(281)	(303)	(181)	(293)
Waiver of administration fees (Note 3)	(5,918)	(7,606)	(2,477)	(3,980)
NET EXPENSES	106,520	152,325	34,943	79,777
NET INVESTMENT INCOME	290,526	187,648	125,651	22,204
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	248,292	467,546	(920)	297,635
Forward foreign currency exchange contracts	680,499	(4,451)	73,308	—
Foreign currency	(1,592)	(1,526)	(7,162)	—
Distribution of realized gain from investment companies	—	—	1,082	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	736,437	74,121	(153,655)	(979,205)
Forward foreign currency exchange contracts	44,281	—	15,096	—
Translation of other assets and liabilities denominated in foreign currencies	(1,402)	(1,604)	(1,009)	—
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,706,515	534,086	(73,260)	(681,570)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,997,041	$721,734	$52,391	$(659,366)

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM Short-Term Bond Fund
	Year ended January 31, 2015	November 1, 2013 to January 31, 2014	Year Ended October 31, 2013†
OPERATIONS:
Net investment income	$503,156	$109,549	$436,437
Net realized gain from investment transactions	108,906	21,456	120,251
Net change in unrealized appreciation (depreciation) on investments	(24,369)	91,026	(384,822)
Net increase in net assets from operations	587,693	222,031	171,866
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(576,415)	(140,309)	(688,457)
Advisor Class	(326)	(87)	(151)
From net realized gains
Institutional Class	—	—	(72,138)
Total dividends and distributions to shareholders	(576,741)	(140,396)	(760,746)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	42,981,957	4,335,575	42,005,029
Shares issued in reinvestment of dividends	7,056	303	1,404
Payments for shares redeemed	(42,554,610)	(3,966,976)	(45,752,333)
Net increase (decrease) in net assets from Institutional Class shares	434,403	368,902	(3,745,900)
Advisor Class:
Proceeds from shares sold	—	—	40,010
Shares issued in reinvestment of dividends	277	74	126
Net increase in net assets from Advisor Class shares	277	74	40,136
Net increase (decrease) in net assets from capital share transactions	434,680	368,976	(3,705,764)
TOTAL INCREASE (DECREASE) IN NET ASSETS	445,632	450,611	(4,294,644)
NET ASSETS:
Beginning of period	65,890,434	65,439,823	69,734,467
End of period	$66,336,066	$65,890,434	$65,439,823
Undistributed (Distributions in excess of) net investment income, end of period	$373	$(2)	$421
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	4,201,578	423,851	4,094,945
Shares issued in reinvestment of dividends	690	29	141
Shares redeemed	(4,162,119)	(387,561)	(4,473,572)
Net increase (decrease) in Institutional Class shares	40,149	36,319	(378,486)
Advisor Class:
Shares sold	—	—	3,907
Shares issued in reinvestment of dividends	27	8	12
Net increase in Advisor Class shares	27	8	3,919
Net increase (decrease) in shares	40,176	36,327	(374,567)

†	Effective November 1, 2013, the TDAM Short-Term Bond Fund changed its fiscal year from October 31 to January 31.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM Core Bond Fund		TDAM High Yield Bond Fund
	Year ended January 31, 2015	March 21, 2013* to January 31, 2014	Year Ended January 31, 2015	September 12, 2013* to January 31, 2014
OPERATIONS:
Net investment income	$207,275	$108,465	$493,635	$403,755
Net realized gain (loss) from investment transactions	12,122	(64,799)	(14,736)	(41,578)
Net change in unrealized appreciation (depreciation) on investments	758,961	(79,979)	(102,735)	17,488
Net increase(decrease) in net assets from operations	978,358	(36,313)	376,164	379,665
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(234,241)	(150,822)	(484,280)	(404,865)
Advisor Class	(1,812)	(1,495)	(4,701)	(4,063)
Total dividends and distributions to shareholders	(236,053)	(152,317)	(488,981)	(408,928)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	26,156,857	10,585,026	327,665	10,141,313
Shares issued in reinvestment of dividends	196,195	128,629	414,476	344,534
Payments for shares redeemed	(1,008,828)	(82)	(92,629)	(96)
Net increase in net assets from Institutional Class shares	25,344,224	10,713,573	649,512	10,485,751
Advisor Class:
Proceeds from shares sold	—	100,010	—	100,010
Shares issued in reinvestment of dividends	1,539	1,270	3,998	3,454
Net increase in net assets from Advisor Class shares	1,539	101,280	3,998	103,464
Net increase in net assets from capital share transactions	25,345,763	10,814,853	653,510	10,589,215
TOTAL INCREASE IN NET ASSETS	26,088,068	10,626,223	540,693	10,559,952
NET ASSETS:
Beginning of period	10,626,223	—	10,559,952	—
End of period	$36,714,291	$10,626,223	$11,100,645	$10,559,952
Undistributed (Distributions in excess of) net investment income, end of period	$69	$14	$(519)	$(5,173)
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	2,582,191	1,060,296	32,529	1,014,214
Shares issued in reinvestment of dividends	19,710	13,167	41,372	34,870
Shares redeemed	(101,202)	(8)	(9,251)	(10)
Net increase in Institutional Class shares	2,500,699	1,073,455	64,650	1,049,074
Advisor Class:
Shares sold	—	10,001	—	10,001
Shares issued in reinvestment of dividends	155	130	399	350
Net increase in Advisor Class shares	155	10,131	399	10,351
Net increase in shares	2,500,854	1,083,586	65,049	1,059,425

*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM 1- to 5-Year Corporate Bond Portfolio		TDAM 5- to 10-Year Corporate Bond Portfolio
	Year Ended January 31, 2015	September 12, 2013* to January 31, 2014	Year Ended January 31, 2015	September 12, 2013* to January 31, 2014
OPERATIONS:
Net investment income	$139,388	$29,241	$212,347	$57,654
Net realized gain from investment transactions	28,178	29,139	112,528	69,966
Net change in unrealized appreciation (depreciation) on investments	62,584	30,956	330,090	77,311
Net increase in net assets from operations	230,150	89,336	654,965	204,931
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(139,660)	(32,074)	(212,460)	(66,043)
From net realized gains	(48,712)	(5,341)	(147,201)	(25,813)
Total dividends and distributions to shareholders	(188,372)	(37,415)	(359,661)	(91,856)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,275,399	5,600,183	14,408,968	5,000,010
Shares issued in reinvestment of dividends	72,052	32,013	95,730	78,078
Payments for shares redeemed	(8,534,296)	—	(7,553,880)	—
Net increase in net assets from capital share transactions	9,813,155	5,632,196	6,950,818	5,078,088
TOTAL INCREASE IN NET ASSETS	9,854,933	5,684,117	7,246,122	5,191,163
NET ASSETS:
Beginning of period	5,684,117	—	5,191,163	—
End of period	$15,539,050	$5,684,117	$12,437,285	$5,191,163
Distributions in excess of net investment income, end of period	$(2,474)	$(2,202)	$(6,627)	$(6,514)
SHARE TRANSACTIONS:
Shares sold	1,806,262	559,542	1,381,912	500,001
Shares issued in reinvestment of dividends	7,134	3,171	9,246	7,675
Shares redeemed	(842,641)	—	(722,034)	—
Net increase in shares	970,755	562,713	669,124	507,676

*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM U.S. Equity Shareholder Yield Fund		TDAM U.S. Large Cap Core Equity Fund		TDAM Global Equity Shareholder Yield Fund
	Year Ended January 31, 2015	March 21, 2013* to January 31, 2014	Year Ended January 31, 2015	March 21, 2013* to January 31, 2014	Year Ended January 31, 2015	March 21, 2013* to January 31, 2014
OPERATIONS:
Net investment income	$176,990	$112,478	$82,655	$50,212	$305,223	$143,245
Net realized gain from investment transactions and foreign currency	120,435	59,717	284,073	11,372	291,839	82,550
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	673,616	587,259	602,898	833,456	11,628	420,756
Net increase in net assets from operations	971,041	759,454	969,626	895,040	608,690	646,551
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(163,258)	(97,830)	(81,428)	(48,062)	(265,781)	(125,048)
Advisor Class	(3,135)	(1,997)	(1,496)	(944)	(3,607)	(2,382)
From net realized gains
Institutional Class	(119,672)	(9,958)	(235,664)	(16,461)	(329,415)	(40,876)
Advisor Class	(2,190)	(203)	(4,269)	(303)	(4,504)	(789)
Total dividends and distributions to shareholders	(288,255)	(109,988)	(322,857)	(65,770)	(603,307)	(169,095)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	769,486	4,900,010	644,225	5,787,577	6,779,466	5,298,081
Shares issued in reinvestment of dividends	249,642	91,620	289,977	39,422	561,167	142,626
Payments for shares redeemed	(50,355)	—	(780,723)	(3,266)	(1,602,651)	(496)
Net increase in net assets from Institutional Class shares	968,773	4,991,630	153,479	5,823,733	5,737,982	5,440,211
Advisor Class:
Proceeds from shares sold	—	100,010	—	100,298	—	100,010
Shares issued in reinvestment of dividends	4,645	1,870	5,211	772	7,417	2,695
Net increase in net assets from Advisor Class shares	4,645	101,880	5,211	101,070	7,417	102,705
Net increase in net assets from capital share transactions	973,418	5,093,510	158,690	5,924,803	5,745,399	5,542,916
TOTAL INCREASE IN NET ASSETS	1,656,204	5,742,976	805,459	6,754,073	5,750,782	6,020,372
NET ASSETS:
Beginning of period	5,742,976	—	6,754,073	—	6,020,372	—
End of period	$7,399,180	$5,742,976	$7,559,532	$6,754,073	$11,771,154	$6,020,372
Undistributed net investment income, end of period	$6,366	$13,995	$1,238	$1,507	$8,870	$15,188
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	62,681	490,001	51,098	566,344	574,825	525,142
Shares issued in reinvestment of dividends	20,208	8,406	22,662	3,528	49,984	12,641
Shares redeemed	(4,017)	—	(62,341)	(272)	(136,027)	(44)
Net increase in Institutional Class shares	78,872	498,407	11,419	569,600	488,782	537,739
Advisor Class:
Shares sold	—	10,001	—	10,025	—	10,001
Shares issued in reinvestment of dividends	376	172	407	69	661	239
Net increase in Advisor Class shares	376	10,173	407	10,094	661	10,240
Net increase in shares	79,248	508,580	11,826	579,694	489,443	547,979

*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM Global Low Volatility Equity Fund		TDAM Global All Cap Fund
	Year Ended January 31, 2015	March 21, 2013* to January 31, 2014	Year Ended January 31, 2015	March 21, 2013* to January 31, 2014
OPERATIONS:
Net investment income	$290,526	$202,177	$187,648	$87,223
Net realized gain from investment transactions, forward foreign currency exchange contracts and foreign currency	927,199	140,462	461,569	327,631
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency exchange contracts and translation of other asset and liabilities denominated in foreign currencies	779,316	(72,137)	72,517	1,324,804
Net increase in net assets from operations	1,997,041	270,502	721,734	1,739,658
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(615,573)	(176,096)	(180,749)	(79,839)
Advisor Class	(5,791)	(1,742)	(1,333)	(768)
From net realized gains
Institutional Class	(233,724)	(51,021)	(454,913)	(123,201)
Advisor Class	(2,201)	(506)	(3,356)	(1,185)
Total dividends and distributions to shareholders	(857,289)	(229,365)	(640,351)	(204,993)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	834,868	10,310,165	4,078,884	10,686,096
Shares issued in reinvestment of dividends	761,244	43,511	593,693	173,483
Payments for shares redeemed	(184,535)	(133)	(485,993)	(2,751)
Net increase in net assets from Institutional Class shares	1,411,577	10,353,543	4,186,584	10,856,828
Advisor Class:
Proceeds from shares sold	—	101,490	—	100,010
Shares issued in reinvestment of dividends	7,102	430	4,266	1,659
Net increase in net assets from Advisor Class shares	7,102	101,920	4,266	101,669
Net increase in net assets from capital share transactions	1,418,679	10,455,463	4,190,850	10,958,497
TOTAL INCREASE IN NET ASSETS	2,558,431	10,496,600	4,272,233	12,493,162
NET ASSETS:
Beginning of period	10,496,600	—	12,493,162	—
End of period	$13,055,031	$10,496,600	$16,765,395	$12,493,162
Undistributed net investment income, end of period	$462,944	$113,274	$2,894	$6,666
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	76,208	1,029,864	344,665	1,057,871
Shares issued in reinvestment of dividends	69,463	4,287	51,330	14,738
Shares redeemed	(16,540)	(13)	(40,403)	(230)
Net increase in Institutional Class shares	129,131	1,034,138	355,592	1,072,379
Advisor Class:
Shares sold	—	10,145	—	10,001
Shares issued in reinvestment of dividends	648	42	369	141
Net increase in Advisor Class shares	648	10,187	369	10,142
Net increase in shares	129,779	1,044,325	355,961	1,082,521

*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM Target Return Fund		TDAM U.S. Small-Mid Cap Equity Fund
	Year Ended January 31, 2015	March 21, 2013* to January 31, 2014	Year Ended January 31, 2015	May 30, 2013* to January 31, 2014
OPERATIONS:
Net investment income	$125,651	$43,000	$22,204	$9,785
Net realized gain (loss) from investment transactions, forward foreign currency exchange contracts, foreign currency and distribution of realized gain from investment companies	66,308	(16,006)	297,635	111,159
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency exchange contracts and translation of other asset and liabilities denominated in foreign currencies	(139,568)	(28,746)	(979,205)	467,201
Net increase (decrease) in net assets from operations	52,391	(1,752)	(659,366)	588,145
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(112,545)	(38,547)	(33,411)	(11,284)
Advisor Class	(4,279)	(1,106)	(556)	(223)
From net realized gains
Institutional Class	—	—	(318,719)	(35,995)
Advisor Class	—	—	(5,543)	(686)
Total dividends and distributions to shareholders	(116,824)	(39,653)	(358,229)	(48,188)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	4,529,125	4,200,165	55,196,701	5,413,760
Shares issued in reinvestment of dividends	105,506	16,709	315,056	40,605
Payments for shares redeemed	(3,355,854)	(58)	(1,259,315)	(1,302)
Net increase in net assets from Institutional Class shares	1,278,777	4,216,816	54,252,442	5,453,063
Advisor Class:
Proceeds from shares sold	250,000	100,432	—	100,010
Shares issued in reinvestment of dividends	3,823	518	5,343	772
Payments for shares redeemed	(101,724)	—	—	—
Net increase in net assets from Advisor Class shares	152,099	100,950	5,343	100,782
Net increase in net assets from capital share transactions	1,430,876	4,317,766	54,257,785	5,553,845
TOTAL INCREASE IN NET ASSETS	1,366,443	4,276,361	53,240,190	6,093,802
NET ASSETS:
Beginning of period	4,276,361	—	6,093,802	—
End of period	$5,642,804	$4,276,361	$59,333,992	$6,093,802
Undistributed net investment income, end of period	$80,453	$4,068	$9,383	$—
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	452,293	421,794	4,916,923	536,597
Shares issued in reinvestment of dividends	10,627	1,698	28,255	3,701
Shares redeemed	(333,698)	(6)	(110,661)	(114)
Net increase in Institutional Class shares	129,222	423,486	4,834,517	540,184
Advisor Class:
Shares sold	24,655	10,044	—	10,001
Shares issued in reinvestment of dividends	386	53	480	70
Shares redeemed	(10,183)	—	—	—
Net increase in Advisor Class shares	14,858	10,097	480	10,071
Net increase in shares	144,080	433,583	4,834,997	550,255

*	Commencement of operations.

Please see accompanying notes to financial statements.

Financial Highlights

For the year or period ended January 31, 2015 or October 31
For a Share Outstanding Throughout the Period

	Institutional Class
	January 31, 2015	January 31, 2014ˆ	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
TDAM Short-Term Bond Fund
Net asset value, beginning of period	$10.24	$10.22	$10.29	$10.24	$10.32	$10.25
Net investment income(1)	0.072	0.017	0.091	0.107	0.098	0.154
Net realized and unrealized gain (loss) on investments	0.011	0.025	(0.060)	0.073	(0.012)	0.144
Total from operations	0.083	0.042	0.031	0.180	0.086	0.298
Dividends from net investment income	(0.083)	(0.022)	(0.091)	(0.107)	(0.117)	(0.163)
Distributions from net realized gains	—	—	(0.011)	(0.023)	(0.049)	(0.065)
Total dividends and distributions	(0.083)	(0.022)	(0.102)	(0.130)	(0.166)	(0.228)
Net asset value, end of period	$10.24	$10.24	$10.22	$10.29	$10.24	$10.32
Total investment return†	0.81%	0.41%	0.31%	1.77%	0.85%	2.95%
Net assets end of period (000)	$66,296	$65,850	$65,400	$69,734	$67,604	$75,200
Ratio of net expenses to average net assets	0.43%	0.43%‡	0.43%	0.43%	0.43%	0.43%
Ratio of total expenses to average net assets	0.68%	0.55%‡	0.52%	0.56%	0.48%	0.62%
Ratio of net investment income to average net assets	0.70%	0.66%‡	0.55%	0.74%	0.96%	1.50%
Portfolio turnover rate	120%	15%	111%	176%	75%	83%

	Advisor Class(2)
	January 31, 2015	January 31, 2014ˆ	October 31, 2013
TDAM Short-Term Bond Fund
Net asset value, beginning of period	$10.24	$10.23	$10.24
Net investment income(1)	0.072	0.017	0.039
Net realized and unrealized gain (loss) on investments	0.011	0.015	(0.010)
Total from operations	0.083	0.032	0.029
Dividends from net investment income	(0.083)	(0.022)	(0.039)
Distributions from net realized gains	—	—	—
Total dividends and distributions	(0.083)	(0.022)	(0.039)
Net asset value, end of period	$10.24	$10.24	$10.23
Total investment return†	0.81%	0.31%	0.28%
Net assets end of period (000)	$40	$40	$40
Ratio of net expenses to average net assets	0.43%	0.43%‡	0.43%‡
Ratio of total expenses to average net assets	0.93%	0.80%‡	0.66%‡
Ratio of net investment income to average net assets	0.70%	0.66%‡	0.14%‡
Portfolio turnover rate	120%	15%	111%

ˆ	For the three-month period ended January 31, 2014. Effective November 1, 2013, the TDAM Short-Term Bond Fund changed its fiscal year from October 31 to January 31.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Advisor Class shares commenced operations on May 30, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2015	2014
TDAM Core Bond Fund
Net asset value, beginning of period	$9.81	$10.00
Net investment income(1)	0.158	0.107
Net realized and unrealized gain (loss) on investments	0.450	(0.148)
Total from operations	0.608	(0.041)
Dividends from net investment income	(0.178)	(0.149)
Distributions from net realized gains	—	—
Total dividends and distributions	(0.178)	(0.149)
Net asset value, end of period	$10.24	$9.81
Total investment return†	6.26%	(0.40)%
Net assets end of period (000)	$36,609	$10,527
Ratio of net expenses to average net assets	0.50%	0.50%‡
Ratio of total expenses to average net assets	2.12%	2.39%‡
Ratio of net investment income to average net assets	1.58%	1.25%‡
Portfolio turnover rate	62%	40%

	Advisor Class(3)
	2015	2014
TDAM Core Bond Fund
Net asset value, beginning of period	$9.81	$10.00
Net investment income(1)	0.163	0.107
Net realized and unrealized gain (loss) on investments	0.445	(0.148)
Total from operations	0.608	(0.041)
Dividends from net investment income	(0.178)	(0.149)
Distributions from net realized gains	—	—
Total dividends and distributions	(0.178)	(0.149)
Net asset value, end of period	$10.24	$9.81
Total investment return†	6.26%	(0.40)%
Net assets end of period (000)	$105	$99
Ratio of net expenses to average net assets	0.50%	0.50%‡
Ratio of total expenses to average net assets	2.37%	2.64%‡
Ratio of net investment income to average net assets	1.64%	1.25%‡
Portfolio turnover rate	62%	40%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2015	2014
TDAM High Yield Bond Fund
Net asset value, beginning of period	$9.97	$10.00
Net investment income(1)	0.451	0.397
Net realized and unrealized loss on investments	(0.105)	(0.027)
Total from operations	0.346	0.370
Dividends from net investment income	(0.446)	(0.400)
Distributions from net realized gains	—	—
Total dividends and distributions	(0.446)	(0.400)
Net asset value, end of period	$9.87	$9.97
Total investment return†	3.50%	3.81%
Net assets end of period (000)	$10,995	$10,457
Ratio of net expenses to average net assets	0.70%	0.70%‡
Ratio of total expenses to average net assets	2.40%	2.45%‡
Ratio of net investment income to average net assets	4.50%	4.61%‡
Portfolio turnover rate	23%	17%

	Advisor Class(3)
	2015	2014
TDAM High Yield Bond Fund
Net asset value, beginning of period	$9.97	$10.00
Net investment income(1)	0.451	0.397
Net realized and unrealized loss on investments	(0.105)	(0.027)
Total from operations	0.346	0.370
Dividends from net investment income	(0.446)	(0.400)
Distributions from net realized gains	—	—
Total dividends and distributions	(0.446)	(0.400)
Net asset value, end of period	$9.87	$9.97
Total investment return†	3.50%	3.81%
Net assets end of period (000)	$106	$103
Ratio of net expenses to average net assets	0.70%	0.70%‡
Ratio of total expenses to average net assets	2.65%	2.70%‡
Ratio of net investment income to average net assets	4.50%	4.61%‡
Portfolio turnover rate	23%	17%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	TDAM 1- to 5-Year Corporate Bond Portfolio(2)
	2015	2014
TDAM 1- to 5-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.10	$10.00
Net investment income(1)	0.140	0.057
Net realized and unrealized gain on investments	0.060	0.115
Total from operations	0.200	0.172
Dividends from net investment income	(0.137)	(0.061)
Distributions from net realized gains	(0.033)	(0.011)
Total dividends and distributions	(0.170)	(0.072)
Net asset value, end of period	$10.13	$10.10
Total investment return†	2.00%	1.72%
Net assets end of period (000)	$15,539	$5,684
Ratio of net expenses to average net assets	—%	— %‡
Ratio of total expenses to average net assets	1.76%	4.07%‡
Ratio of net investment income to average net assets	1.38%	1.45%‡
Portfolio turnover rate	70%	58%

	TDAM 5- to 10-Year Corporate Bond Portfolio(2)
	2015	2014
TDAM 5- to 10-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.23	$10.00
Net investment income(1)	0.302	0.115
Net realized and unrealized gain on investments	0.472	0.297
Total from operations	0.774	0.412
Dividends from net investment income	(0.300)	(0.131)
Distributions from net realized gains	(0.134)	(0.051)
Total dividends and distributions	(0.434)	(0.182)
Net asset value, end of period	$10.57	$10.23
Total investment return†	7.73%	4.15%
Net assets end of period (000)	$12,437	$5,191
Ratio of net expenses to average net assets	—%	— %‡
Ratio of total expenses to average net assets	2.37%	4.07%‡
Ratio of net investment income to average net assets	2.91%	2.91%‡
Portfolio turnover rate	72%	68%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Commenced operations on September 12, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2015	2014
TDAM U.S. Equity Shareholder Yield Fund
Net asset value, beginning of period	$11.29	$10.00
Net investment income(1)	0.324	0.224
Net realized and unrealized gain on investments	1.493	1.285
Total from operations	1.817	1.509
Dividends from net investment income	(0.305)	(0.199)
Distributions from net realized gains	(0.212)	(0.020)
Total dividends and distributions	(0.517)	(0.219)
Net asset value, end of period	$12.59	$11.29
Total investment return†	16.25%	15.18%
Net assets end of period (000)	$7,266	$5,628
Ratio of net expenses to average net assets	0.80%	0.80%‡
Ratio of total expenses to average net assets	3.50%	3.54%‡
Ratio of net investment income to average net assets	2.64%	2.37%‡
Portfolio turnover rate	11%	9%

	Advisor Class(3)
	2015	2014
TDAM U.S. Equity Shareholder Yield Fund
Net asset value, beginning of period	$11.29	$10.00
Net investment income(1)	0.324	0.224
Net realized and unrealized gain on investments	1.493	1.285
Total from operations	1.817	1.509
Dividends from net investment income	(0.305)	(0.199)
Distributions from net realized gains	(0.212)	(0.020)
Total dividends and distributions	(0.517)	(0.219)
Net asset value, end of period	$12.59	$11.29
Total investment return†	16.25%	15.18%
Net assets end of period (000)	$133	$115
Ratio of net expenses to average net assets	0.80%	0.80%‡
Ratio of total expenses to average net assets	3.74%	3.79%‡
Ratio of net investment income to average net assets	2.64%	2.37%‡
Portfolio turnover rate	11%	9%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2015	2014
TDAM U.S. Large Cap Core Equity Fund
Net asset value, beginning of period	$11.65	$10.00
Net investment income(1)	0.146	0.097
Net realized and unrealized gain on investments	1.550	1.677
Total from operations	1.696	1.774
Dividends from net investment income	(0.146)	(0.094)
Distributions from net realized gains	(0.420)	(0.030)
Total dividends and distributions	(0.566)	(0.124)
Net asset value, end of period	$12.78	$11.65
Total investment return†	14.60%	17.77%
Net assets end of period (000)	$7,425	$6,636
Ratio of net expenses to average net assets	0.80%	0.80%‡
Ratio of total expenses to average net assets	3.22%	3.50%‡
Ratio of net investment income to average net assets	1.15%	1.00%‡
Portfolio turnover rate	19%	9%

	Advisor Class(3)
	2015	2014
TDAM U.S. Large Cap Core Equity Fund
Net asset value, beginning of period	$11.65	$10.00
Net investment income(1)	0.146	0.097
Net realized and unrealized gain on investments	1.550	1.677
Total from operations	1.696	1.774
Dividends from net investment income	(0.146)	(0.094)
Distributions from net realized gains	(0.420)	(0.030)
Total dividends and distributions	(0.566)	(0.124)
Net asset value, end of period	$12.78	$11.65
Total investment return†	14.60%	17.77%
Net assets end of period (000)	$134	$118
Ratio of net expenses to average net assets	0.80%	0.80%‡
Ratio of total expenses to average net assets	3.47%	3.77%‡
Ratio of net investment income to average net assets	1.15%	1.00%‡
Portfolio turnover rate	19%	9%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2015	2014
TDAM Global Equity Shareholder Yield Fund
Net asset value, beginning of period	$10.99	$10.00
Net investment income(1)	0.461	0.282
Net realized and unrealized gain on investments	0.678	1.024
Total from operations	1.139	1.306
Dividends from net investment income	(0.339)	(0.237)
Distributions from net realized gains	(0.440)	(0.079)
Total dividends and distributions	(0.779)	(0.316)
Net asset value, end of period	$11.35	$10.99
Total investment return†	10.57%	12.99%
Net assets end of period (000)	$11,647	$5,908
Ratio of net expenses to average net assets	1.00%	1.00%‡
Ratio of total expenses to average net assets	3.61%	4.34%‡
Ratio of net investment income to average net assets	3.89%	3.00%‡
Portfolio turnover rate	37%	20%

	Advisor Class(3)
	2015	2014
TDAM Global Equity Shareholder Yield Fund
Net asset value, beginning of period	$10.99	$10.00
Net investment income(1)	0.495	0.283
Net realized and unrealized gain on investments	0.644	1.023
Total from operations	1.139	1.306
Dividends from net investment income	(0.339)	(0.237)
Distributions from net realized gains	(0.440)	(0.079)
Total dividends and distributions	(0.779)	(0.316)
Net asset value, end of period	$11.35	$10.99
Total investment return†	10.57%	12.99%
Net assets end of period (000)	$124	$112
Ratio of net expenses to average net assets	1.00%	1.00%‡
Ratio of total expenses to average net assets	3.85%	4.58%‡
Ratio of net investment income to average net assets	4.18%	3.01%‡
Portfolio turnover rate	37%	20%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2015	2014
TDAM Global Low Volatility Equity Fund
Net asset value, beginning of period	$10.05	$10.00
Net investment income(1)	0.269	0.201
Net realized and unrealized gain on investments	1.575	0.073
Total from operations	1.844	0.274
Dividends from net investment income	(0.558)	(0.173)
Distributions from net realized gains	(0.216)	(0.051)
Total dividends and distributions	(0.774)	(0.224)
Net asset value, end of period	$11.12	$10.05
Total investment return†	18.57%	2.70%
Net assets end of period (000)	$12,935	$10,394
Ratio of net expenses to average net assets	0.90%	0.90%‡
Ratio of total expenses to average net assets	2.50%	2.85%‡
Ratio of net investment income to average net assets	2.45%	2.28%‡
Portfolio turnover rate	11%	11%

	Advisor Class(3)
	2015	2014
TDAM Global Low Volatility Equity Fund
Net asset value, beginning of period	$10.05	$10.00
Net investment income(1)	0.271	0.202
Net realized and unrealized gain on investments	1.573	0.072
Total from operations	1.844	0.274
Dividends from net investment income	(0.558)	(0.173)
Distributions from net realized gains	(0.216)	(0.051)
Total dividends and distributions	(0.774)	(0.224)
Net asset value, end of period	$11.12	$10.05
Total investment return†	18.57%	2.70%
Net assets end of period (000)	$120	$102
Ratio of net expenses to average net assets	0.90%	0.90%‡
Ratio of total expenses to average net assets	2.75%	3.09%‡
Ratio of net investment income to average net assets	2.47%	2.28%‡
Portfolio turnover rate	11%	11%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2015	2014
TDAM Global All Cap Fund
Net asset value, beginning of period	$11.54	$10.00
Net investment income(1)	0.147	0.086
Net realized and unrealized gain on investments	0.422	1.648
Total from operations	0.569	1.734
Dividends from net investment income	(0.128)	(0.076)
Distributions from net realized gains	(0.331)	(0.118)
Total dividends and distributions	(0.459)	(0.194)
Net asset value, end of period	$11.65	$11.54
Total investment return†	4.99%	17.31%
Net assets end of period (000)	$16,643	$12,376
Ratio of net expenses to average net assets	1.00%	1.00%‡
Ratio of total expenses to average net assets	2.18%	2.66%‡
Ratio of net investment income to average net assets	1.23%	0.90%‡
Portfolio turnover rate	73%	56%

	Advisor Class(3)
	2015	2014
TDAM Global All Cap Fund
Net asset value, beginning of period	$11.54	$10.00
Net investment income(1)	0.161	0.086
Net realized and unrealized gain on investments	0.408	1.648
Total from operations	0.569	1.734
Dividends from net investment income	(0.128)	(0.076)
Distributions from net realized gains	(0.331)	(0.118)
Total dividends and distributions	(0.459)	(0.194)
Net asset value, end of period	$11.65	$11.54
Total investment return†	4.99%	17.31%
Net assets end of period (000)	$122	$117
Ratio of net expenses to average net assets	1.00%	1.00%‡
Ratio of total expenses to average net assets	2.44%	2.91%‡
Ratio of net investment income to average net assets	1.35%	0.90%‡
Portfolio turnover rate	73%	56%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2015	2014
TDAM Target Return Fund
Net asset value, beginning of period	$9.86	$10.00
Net investment income(1)	0.254	0.125
Net realized and unrealized loss on investments	(0.114)	(0.155)
Total from operations	(0.140)	(0.030)
Dividends from net investment income	(0.230)	(0.110)
Distributions from net realized gains	—	—
Total dividends and distributions	(0.230)	(0.110)
Net asset value, end of period	$9.77	$9.86
Total investment return†	1.40%	(0.29)%
Net assets end of period (000)	$5,399	$4,177
Ratio of net expenses to average net assets	0.70%	0.70%‡
Ratio of total expenses to average net assets	4.33%	5.45%‡
Ratio of net investment income to average net assets	2.54%	1.46%‡
Portfolio turnover rate	25%	20%

	Advisor Class(3)
	2015	2014
TDAM Target Return Fund
Net asset value, beginning of period	$9.86	$10.00
Net investment income(1)	0.250	0.121
Net realized and unrealized loss on investments	(0.119)	(0.151)
Total from operations	0.131	(0.030)
Dividends from net investment income	(0.221)	(0.110)
Distributions from net realized gains	—	—
Total dividends and distributions	(0.221)	(0.110)
Net asset value, end of period	$9.77	$9.86
Total investment return†	1.31%	(0.29)%
Net assets end of period (000)	$244	$100
Ratio of net expenses to average net assets	0.86%	0.70%‡
Ratio of total expenses to average net assets	4.64%	5.88%‡
Ratio of net investment income to average net assets	2.50%	1.41%‡
Portfolio turnover rate	25%	20%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (concluded)

For the year or period ended January 31,
For a Share Outstanding Throughout the Period

	Institutional Class(2)
	2015	2014
TDAM U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$11.07	$10.00
Net investment income(1)	0.032	0.019
Net realized and unrealized gain on investments	0.522 (4)	1.141
Total from operations	0.554	1.160
Dividends from net investment income	(0.055)	(0.022)
Distributions from net realized gains	(0.549)	(0.068)
Total dividends and distributions	(0.604)	(0.090)
Net asset value, end of period	$11.02	$11.07
Total investment return†	4.96%	11.62%
Net assets end of period (000)	$59,218	$5,982
Ratio of net expenses to average net assets	1.00%	1.00%‡
Ratio of total expenses to average net assets	3.13%	3.95%‡
Ratio of net investment income to average net assets	0.28%	0.26%‡
Portfolio turnover rate	29%	16%

	Advisor Class(3)
	2015	2014
TDAM U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$11.07	$10.00
Net investment income(1)	0.049	0.019
Net realized and unrealized gain on investments	0.505 (4)	1.141
Total from operations	0.554	1.160
Dividends from net investment income	(0.055)	(0.022)
Distributions from net realized gains	(0.549)	(0.068)
Total dividends and distributions	(0.604)	(0.090)
Net asset value, end of period	$11.02	$11.07
Total investment return†	4.96%	11.62%
Net assets end of period (000)	$116	$112
Ratio of net expenses to average net assets	1.00%	1.00%‡
Ratio of total expenses to average net assets	3.57%	4.22%‡
Ratio of net investment income to average net assets	0.42%	0.26%‡
Portfolio turnover rate	29%	16%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on May 30, 2013.
(3)	Advisor Class shares commenced operations on May 30, 2013.
(4)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

Note 1 — Organization

TD Asset Management USA Funds Inc. (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. This shareholder report only applies to the following series of the Company: the TDAM Short-Term Bond Fund (the “Short-Term Bond Fund”), the TDAM Core Bond Fund (the “Core Bond Fund”), the TDAM High Yield Bond Fund (the “High Yield Bond Fund”), the TDAM 1- to 5-Year Corporate Bond Portfolio (the “1- to 5-Year Corporate Bond Portfolio”), the TDAM 5- to 10-Year Corporate Bond Portfolio (the “5- to 10-Year Corporate Bond Portfolio”), the TDAM U.S. Equity Shareholder Yield Fund (the “U.S. Equity Shareholder Yield Fund”), the TDAM U.S. Large Cap Core Equity Fund (the “U.S. Large Cap Core Equity Fund”), the TDAM Global Equity Shareholder Yield Fund (the “Global Equity Shareholder Yield Fund”), the TDAM Global Low Volatility Equity Fund (the “Global Low Volatility Equity Fund”), the TDAM Global All Cap Fund (the “Global All Cap Fund”), the TDAM Target Return Fund (the “Target Return Fund”) and the TDAM U.S. Small-Mid Cap Equity Fund (the “U.S. Small-Mid Cap Equity Fund”) (each, a “Fund” and collectively, the “Funds”). Each Fund is “diversified” as that term is defined in the Act. The investment objective of the Short-Term Bond Fund is to provide a high level of income consistent with preservation of capital and liquidity. The investment objective of the Core Bond Fund is to provide current income. The investment objective of the High Yield Bond Fund is to provide high current income. The investment objective of the 1- to 5-Year Corporate Bond Portfolio is to provide current income. The investment objective of the 5- to 10-Year Corporate Bond Portfolio is to provide high current income. The investment objective of the U.S. Equity Shareholder Yield Fund is to provide income and moderate capital appreciation. The investment objective of the U.S. Large Cap Core Equity Fund is to provide long-term capital appreciation. The investment objective of the Global Equity Shareholder Yield Fund is to provide income and moderate capital appreciation. The investment objective of the Global Low Volatility Equity Fund is to provide long-term capital appreciation with less volatility than the broad global equity markets. The investment objective of the Global All Cap Fund is to provide long-term capital appreciation. The investment objective of the Target Return Fund is to achieve total return that exceeds the rate of return of the 1-month Treasury bill by 300 basis points (or 3%) on an annualized basis over a five year period regardless of market conditions. The investment objective of the U.S. Small-Mid Cap Equity Fund is to provide long-term capital appreciation.

Note 2 — Significant Accounting Policies

The Company has reviewed Financial Accounting Standards Board (“FASB”) ASC Topic 946, Financial Services —  Investment Companies Accounting Standards Codification (“ASC 946”), and concluded that the Funds meet the criteria of an “investment company,” and therefore, the Funds prepare their financial statements in accordance with investment company accounting as outlined in ASC 946. The following is a summary of the Company’s significant accounting policies:

Use of Estimates — The Funds’ financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — The net asset value (“NAV”) per share for each class of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, attributable to such class by the total number of shares outstanding for such class at the time of such computation. The Funds’ NAV per share is computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. (Eastern Time) on each Fund Business Day. A “Fund Business Day” is any day that a Fund is open for business. The Funds are generally open for business on each day the NYSE and Federal Reserve Bank of New York (the “Fed”) are open. In addition, each Fund may elect, in its discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro-rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

Securities Valuation — The Funds’ equity securities for which market quotations are readily available and reliable are valued at current market value. An equity security that is listed on a foreign or domestic exchange (except for securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded, or, if there is no such reported sale, at the mean of the last bid and asked prices. Equity securities listed on the NASDAQ will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the Fund’s NAV or, if there is no sale price shown on the NASDAQ, at the mean of the last bid and asked price. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which would consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost if the Pricing Sub-Committee concludes that amortized cost approximates market value after taking into account various factors, including but not limited to, credit, liquidity, interest rate conditions and issuer-specific factors. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eight day forward rates provided by an independent source. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent the Funds hold securities that are traded in foreign markets, the Funds may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

The Funds use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Fair Value Procedures. The Fair Value Procedures establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Procedures is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

As of January 31, 2015, there were foreign securities valued in accordance with Fair Value Procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2:	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, fair valued foreign equities, etc.);
Level 3:	Inputs that are unobservable.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

For the year ended January 31, 2015, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, reference the Schedules of Investments.

Repurchase Agreements — Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by TDAM USA Inc., the Funds’ investment manager (the “Investment Manager” or “Administrator”) (under procedures adopted by the Company’s Board of Directors), subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of January 31, 2015, the Global Low Volatility Equity Fund and the Target Return Fund held forward contracts. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparty to the forward contracts. For the year ended January 31, 2015, the realized gain (loss) and change in unrealized appreciation (depreciation) on forward contracts are disclosed on the Statement of Operations.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

Investment Income — Interest income, including accretion and amortization of discounts and premiums, on securities is accrued as earned. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage backed and asset backed securities are recorded as an adjustment to interest income for financial reporting purposes.

Expense Offset Arrangement — The Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee (i.e. “earnings debits”) by their custodian when negative cash balances are maintained. For financial reporting purposes, the Funds include net earnings debits in custody fees and net earnings credits as an expense offset on the Statements of Operations. For the year ended January 31, 2015, there were no earnings credits.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared daily and paid monthly by the Short-Term Bond Fund; declared and paid monthly by each of the Core Bond Fund, the High Yield Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio; declared and paid quarterly by each of the U.S. Equity Shareholder Yield Fund, the U.S. Large Cap Core Equity Fund, the Target Return Fund and the U.S. Small-Mid Cap Equity Fund; and declared and paid annually by each of the Global Equity Shareholder Yield Fund, the Global Low Volatility Equity Fund and the Global All Cap Fund. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Transactions — Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Note 3 —	Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of Investment Management Agreements with the Investment Manager, a wholly-owned subsidiary of The Toronto-Dominion Bank, which provide for the investment management services furnished to each Fund, each Fund pays the Investment Manager an annual investment management fee as a percentage of average daily net assets as set out in the next table. The 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio do not pay any investment management fee to the Investment Manager for its services.

The Investment Manager has contractually agreed to waive all fees and pay or reimburse all fees and expenses of each of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio indefinitely, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

The Investment Manager has voluntarily agreed to waive fees or assume certain expenses of each class of the Short-Term Bond Fund, so that the annualized ratio of total operating expenses do not exceed the expense caps set out below for each class of each Fund (the “Voluntary Expense Limitations”). The Voluntary Expense Limitations may not apply to extraordinary expenses.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

The Investment Manager has contractually agreed to limit the total operating expenses of each of the Core Bond Fund, the High Yield Bond Fund, the U.S. Equity Shareholder Yield Fund, the U.S. Large Cap Core Equity Fund, the Global Equity Shareholder Yield Fund, the Global Low Volatility Equity Fund, the Global All Cap Fund, the Target Return Fund and the U.S. Small-Mid Cap Equity Fund to the expense caps set out below for each class of each Fund (the “Contractual Expense Limitations”). This limit excludes certain expenses, including any acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

Fund	Management Fee	Expense Cap
		Institutional Class	Advisor Class	Expiration Date
Short-Term Bond Fund	0.25%	0.43%	0.68%	*
Core Bond Fund	0.40%	0.50%	0.75%	May 31, 2017
High Yield Bond Fund	0.55%	0.70%	0.95%	May 31, 2017
U.S. Equity Shareholder Yield Fund	0.65%	0.80%	1.05%	May 31, 2017
U.S. Large Cap Core Equity Fund	0.65%	0.80%	1.05%	May 31, 2017
Global Equity Shareholder Yield Fund	0.80%	1.00%	1.25%	May 31, 2017
Global Low Volatility Equity Fund	0.70%	0.90%	1.15%	May 31, 2017
Global All Cap Fund	0.80%	1.00%	1.25%	May 31, 2017
Target Return Fund	0.55%	0.70%	0.95%	May 31, 2017
U.S. Small-Mid Cap Equity Fund	0.80%	1.00%	1.25%	May 31, 2017

*	Expense cap is voluntary and may be reduced or eliminated at any time upon notifying investors.

The Investment Manager is entitled to recoup from each such Fund any waivers and/or reimbursements made pursuant to Voluntary Expense Limitations and Contractual Expense Limitations, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

All fees are earned, waived and reimbursed at the class level of each Fund, with the exception of Investment Management and Administration fees which are earned, waived and reimbursed at the fund level of each Fund. As of January 31, 2015, fees which were previously waived and expenses reimbursed by the Investment Manager which may be subject to possible future reimbursement to the Investment Manager were as follows:

Fund	Expiration			Total Potential Recovery Amount
	10/31/15	1/31/16	1/31/17
Short-Term Bond Fund	$73,067	$20,748	$179,381	$273,196
Core Bond Fund	—	164,181	212,679	376,860
High Yield Bond Fund	—	153,290	186,519	339,809
U.S. Equity Shareholder Yield Fund	—	130,173	180,996	311,169
U.S. Large Cap Core Equity Fund	—	135,788	174,342	310,130
Global Equity Shareholder Yield Fund	—	159,593	204,619	364,212
Global Low Volatility Equity Fund	—	173,092	188,745	361,837
Global All Cap Fund	—	162,080	178,845	340,925
Target Return Fund	—	140,638	180,056	320,694
U.S. Small-Mid Cap Equity Fund	—	109,693	169,419	279,112

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

The Administrator has been retained under an Amended and Restated Administration Agreement to perform certain administrative services for each Fund. For its services, the Administrator is entitled to receive from each Fund, with the exception of the Short-Term Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio, an annual fee, payable monthly, of 0.05% of each Fund’s average daily net assets. The Administrator does not receive a separate fee for administrative services with respect to each of the Short-Term Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio. The Administrator has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. The Administrator pays Citi’s fees for providing these services. Administration fees were waived for the year ended January 31, 2015.

A Distribution and Services Plan pursuant to Rule 12b-1 under the Act (the “Rule 12b-1 Plan”) permits the Advisor Class of each of the Funds (other than the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio), to pay from its assets distribution fees at a rate not to exceed 0.25% of the annual average daily net assets of each such class. These distribution fees are computed and accrued daily and will be paid to one or more principal underwriters, broker-dealers, other financial intermediaries, financial institutions (which may include banks), and others that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board of Directors. Distribution fees were waived for the year ended January 31, 2015 for all Funds other than the Target Return Fund for which fees were partially waived.

Epoch Investment Partners, Inc., an affiliate of the Investment Manager, serves as investment sub-adviser to each of the U.S. Equity Shareholder Yield Fund, the U.S. Large Cap Core Equity Fund, the Global Equity Shareholder Yield Fund, the Global All Cap Fund and the U.S. Small-Mid Cap Equity Fund. Sub-adviser fees are paid by the Investment Manager, not the Funds.

Note 4 — Directors’ Fees

Each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company receives, in the aggregate:

1.	a base annual retainer of $65,000 payable quarterly;
2.	a meeting fee of $6,000 for each regular meeting attended in person;
3.	a meeting fee of $3,500 for each regular meeting attended by telephone;
4.	for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $3,500 for each such meeting attended;
5.	a meeting fee of $6,000 for each special meeting attended in person;
6.	retainer for Independent Board Chair is $20,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $10,000 annually, payable quarterly.

Meeting fees are paid after services are rendered. The retainer fees are paid pro-rata on a quarterly basis.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

Note 5 — Investment Transactions

The cost of security purchases and proceeds from the sale and maturities of securities, other than short-term investments, for the year ended January 31, 2015 were as follows:

	Short-Term Bond Fund	Core Bond Fund	High Yield Bond Fund
Purchases
U.S. Government	$53,275,245	$16,700,559	$—
Other	28,256,526	14,152,302	3,118,663
Sales and Maturities
U.S. Government	$45,110,680	$6,373,102	$—
Other	35,573,911	2,057,772	2,429,506

	1- to 5-Year Corporate Bond Portfolio	5- to 10-Year Corporate Bond Portfolio	U.S. Equity Shareholder Yield Fund
Purchases
U.S. Government	$1,791,458	$1,465,454	$—
Other	14,549,766	9,987,095	1,544,678
Sales and Maturities
U.S. Government	$961,924	$693,246	$—
Other	5,843,759	4,428,810	701,791

	U.S. Large Cap Core Equity Fund	Global Equity Shareholder Yield Fund	Global Low Volatility Equity Fund
Purchases
U.S. Government	$—	$—	$—
Other	1,337,254	8,107,048	2,684,033
Sales and Maturities
U.S. Government	$—	$—	$—
Other	1,584,954	2,915,008	1,240,712

	Global All Cap Fund	Target Return Fund	U.S. Small-Mid Cap Equity Fund
Purchases
U.S. Government	$—	$33,657	$—
Other	13,848,527	2,625,862	54,353,207
Sales and Maturities
U.S. Government	$—	$—	$—
Other	10,455,686	983,724	3,131,271

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

Note 6 — Federal Income Taxes

It is each of the Funds policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributed substantially all of its taxable net income, the Fund (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken on Federal and State income tax returns may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities for all open tax year (the current and prior 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences, primarily relating to foreign currency gains and losses, paydown gains and losses, reallocation of distributions from investment companies, REIT estimates, PFIC adjustments, TIP adjustment and basis adjustment on sale of securities that distributed non-taxable distributions, for the year ended January 31, 2015 were as follows:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short-Term Bond Fund	$—	$73,960	$(73,960)
Core Bond Fund	—	28,833	(28,833)
U.S. Equity Shareholder Yield Fund	(24)	(18,226)	18,250
Global Equity Shareholder Yield Fund	(20)	(42,153)	42,173
Global Low Volatility Equity Fund	—	680,508	(680,508)
Global All Cap Fund	—	(9,338)	9,338
Target Return Fund	—	67,558	(67,558)
U.S. Small-Mid Cap Equity Fund	—	21,146	(21,146)

These reclassifications have no impact on net assets or net asset value per share.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

The tax character of distributions declared to shareholders for the fiscal year ended January 31, 2015 and period ended January 31, 2014, for each Fund, and for the year ended October 31, 2013 for Short-Term Bond Fund were as follows:

		Ordinary Income	Long-Term Capital Gain	Totals
Short-Term Bond Fund	2015	$576,741	$—	$576,741
	2014	140,396	—	140,396
	2013	688,608	72,138	760,746
Core Bond Fund	2015	236,053	—	236,053
	2014	152,317	—	152,317
High Yield Bond Fund	2015	488,981	—	488,981
	2014	408,928	—	408,928
1- to 5-Year Corporate Bond Portfolio	2015	182,818	5,554	188,372
	2014	37,415	—	37,415
5- to 10-Year Corporate Bond Portfolio	2015	327,162	32,499	359,661
	2014	91,856	—	91,856
U.S. Equity Shareholder Yield Fund	2015	243,996	44,259	288,255
	2014	109,988	—	109,988
U.S. Large Cap Core Equity Fund	2015	206,223	116,634	322,857
	2014	65,770	—	65,770
Global Equity Shareholder Yield Fund	2015	345,242	258,065	603,307
	2014	169,095	—	169,095
Global Low Volatility Equity Fund	2015	636,313	220,976	857,289
	2014	229,365	—	229,365
Global All Cap Fund	2015	382,794	257,557	640,351
	2014	204,993	—	204,993
Target Return Fund	2015	116,824	—	116,824
	2014	39,653	—	39,653
U.S. Small-Mid Cap Equity Fund	2015	296,537	61,692	358,229
	2014	48,188	—	48,188

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

As of January 31, 2015, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Qualified late-year losses	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Short-Term Bond Fund	$53,692	$—	$(102,370)	$—	$610,642	$(47,342)	$514,622
Core Bond Fund	21,914	—	(119,310)	—	669,986	(18,915)	553,675
High Yield Bond Fund	40,618	—	(35,104)	(21,209)	(85,247)	(41,138)	(142,080)
1- to 5-Year Corporate Bond Portfolio	18,181	373	—	—	93,540	(18,395)	93,699
5- to 10-Year Corporate Bond Portfolio	24,957	4,030	—	—	406,923	(27,531)	408,379
U.S. Equity Shareholder Yield Fund	8,484	43,236	—	—	1,280,556	—	1,332,276
U.S. Large Cap Core Equity Fund	9,842	29,845	—	—	1,436,354	(2)	1,476,039
Global Equity Shareholder Yield Fund	11,668	51,951	—	—	419,112	128	482,859
Global Low Volatility Equity Fund	584,953	10,738	—	—	653,901	(68,703)	1,180,889
Global All Cap Fund	—	215,835	—	(2,759)	1,402,976	(4)	1,616,048
Target Return Fund	96,856	—	(8,560)	(9,111)	(169,926)	(15,097)	(105,838)
U.S. Small-Mid Cap Equity Fund	9,231	16,894	—	—	(503,760)	(3)	(477,638)

Qualified late-year losses comprised of post-October capital losses incurred after October 31, 2014, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2014 and specified losses incurred after October 31, 2014. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended January 31, 2015, the qualified late-year losses above consisted of both post-October capital losses and late-year ordinary losses, which the Funds intend to defer to February 1, 2015 for federal tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these provisions are as follows:

	Short-Term Loss	Long-Term Loss
Short-Term Bond Fund	$102,370	$—
Core Bond Fund	91,136	28,174
High Yield Bond Fund	35,104	—
Target Return Fund	8,560	—

During the year ended January 31, 2015, the Short-Term Bond Fund and Target Return Fund utilized $16,245 and $3,574 of prior year capital loss carryforwards, respectively.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2015

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at January 31, 2015, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short-Term Bond Fund	$65,549,842	$640,207	$(29,565)	$610,642
Core Bond Fund	36,045,155	674,933	(4,947)	669,986
High Yield Bond Fund	10,780,135	148,408	(233,655)	(85,247)
1- to 5-Year Corporate Bond Portfolio	15,447,508	97,696	(4,156)	93,540
5- to 10-Year Corporate Bond Portfolio	12,017,034	411,003	(4,080)	406,923
U.S. Equity Shareholder Yield Fund	5,909,025	1,398,627	(118,071)	1,280,556
U.S. Large Cap Core Equity Fund	5,836,861	1,519,481	(83,127)	1,436,354
Global Equity Shareholder Yield Fund	11,030,610	768,152	(347,471)	420,681
Global Low Volatility Equity Fund	12,264,623	1,394,830	(810,413)	584,417
Global All Cap Fund	14,109,516	1,745,507	(340,347)	1,405,160
Target Return Fund	4,733,654	139,739	(323,752)	(184,013)
U.S. Small-Mid Cap Equity Fund	57,067,989	590,547	(1,094,307)	(503,760)

Note 7 — Fund Investment Risks

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to changes in market conditions (income risk), interest rate changes and other factors (interest rate risk), the failure of the issuer of a security (e.g., a fixed income investment such as a bond or derivative involving a counterparty) to meet all its obligations (credit risk), or fluctuation in the stock markets in response to adverse economic, industry, political or regulatory developments (stock market risk). The impact of these risks will vary to the extent a Fund invests significantly in the types of instruments affected (e.g., equities or fixed income instruments).

Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk and counterparty risk. A Fund is exposed to counterparty risk in cases where the Fund has only one counterparty for forward foreign currency contracts. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Note 8 — Subsequent Events

The Company has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or additional disclosures were required to the financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 56.7%
CONSUMER DISCRETIONARY — 7.8%
Comcast
5.85%, 11/15/15	$230,000	$239,520
5.70%, 5/15/18	330,000	374,850
Daimler Finance North America LLC
1.38%, 8/1/17 (A)	350,000	350,863
1.25%, 1/11/16 (A)	740,000	743,586
Ford Motor Credit LLC
1.72%, 12/6/17	745,000	743,637
1.70%, 5/9/16	1,000,000	1,004,430
1.50%, 1/17/17	840,000	839,514
Toyota Motor Credit MTN
1.75%, 5/22/17	200,000	203,355
Volkswagen Group of America Finance LLC
1.60%, 11/20/17 (A)	665,000	668,626
		5,168,381
CONSUMER STAPLES — 1.5%
Anheuser-Busch InBev Finance
1.25%, 1/17/18	200,000	200,274
Coca-Cola
1.80%, 9/1/16	470,000	479,311
SABMiller Holdings
2.45%, 1/15/17 (A)	290,000	297,011
		976,596
ENERGY — 7.7%
Canadian Natural Resources
1.75%, 1/15/18	800,000	790,958
Enterprise Products Operating LLC
1.25%, 8/13/15	630,000	630,976
Enterprise Products Partners
6.30%, 9/15/17	850,000	950,342
Kinder Morgan Energy Partners
3.50%, 3/1/16	750,000	767,186
Occidental Petroleum
2.50%, 2/1/16	273,000	277,703
Shell International Finance
0.90%, 11/15/16	245,000	246,234
TransCanada PipeLines
3.40%, 6/1/15	1,445,000	1,459,131
		5,122,530

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS — 29.7%
AvalonBay Communities MTN
5.75%, 9/15/16†	$95,000	$102,291
Bank of America
3.88%, 3/22/17	630,000	662,650
1.13%, 11/14/16	1,150,000	1,152,116
0.51%, 10/14/16	550,000	548,441
Bank of Nova Scotia
2.55%, 1/12/17	500,000	515,560
2.15%, 8/3/16 (A)	1,165,000	1,188,240
BB&T MTN
2.25%, 2/1/19	570,000	582,875
Berkshire Hathaway
2.10%, 8/14/19	100,000	102,744
0.80%, 2/11/16	480,000	481,703
Citigroup
1.70%, 7/25/16	360,000	363,151
1.55%, 8/14/17	725,000	726,580
1.30%, 4/1/16	950,000	953,488
Commonwealth Bank of Australia NY
2.25%, 3/13/19	205,000	209,384
1.40%, 9/8/17	410,000	411,249
ERP Operating
5.13%, 3/15/16†	820,000	858,866
General Electric Capital MTN
1.60%, 11/20/17	750,000	758,731
1.00%, 1/8/16	800,000	803,777
JPMorgan Chase
6.00%, 10/1/17	350,000	389,139
3.15%, 7/5/16	1,105,000	1,138,235
Metropolitan Life Global Funding I
2.30%, 4/10/19 (A)	310,000	316,506
1.70%, 6/29/15 (A)	450,000	452,440
1.50%, 1/10/18 (A)	315,000	316,919
National Australia Bank MTN
2.75%, 3/9/17	410,000	424,851
PNC Bank
1.13%, 1/27/17	1,115,000	1,120,136
0.80%, 1/28/16	120,000	120,232
Royal Bank of Canada MTN
2.15%, 3/15/19	285,000	291,543
1.45%, 9/9/16	625,000	631,632
Simon Property Group
2.20%, 2/1/19†	250,000	255,737
1.50%, 2/1/18†(A)	130,000	130,288

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
US Bancorp MTN
1.65%, 5/15/17	$415,000	$420,710
US Bank
1.10%, 1/30/17	1,000,000	1,004,905
Ventas Realty
3.13%, 11/30/15†	370,000	376,512
2.00%, 2/15/18†	195,000	196,913
1.55%, 9/26/16†	275,000	277,054
Wells Fargo
6.00%, 11/15/17	200,000	224,706
Wells Fargo MTN
1.25%, 7/20/16	730,000	734,708
0.89%, 4/23/18	300,000	300,398
Westpac Banking
2.45%, 11/28/16 (A)	180,000	185,038
		19,730,448
HEALTH CARE — 1.0%
Amgen
1.25%, 5/22/17	660,000	659,996
INDUSTRIALS — 1.7%
Cooper U.S.
5.45%, 4/1/15	350,000	352,848
Eaton
1.50%, 11/2/17	100,000	100,402
General Electric
5.25%, 12/6/17	410,000	457,422
Norfolk Southern
5.75%, 1/15/16	205,000	214,717
		1,125,389
INFORMATION TECHNOLOGY — 1.7%
Apple
1.05%, 5/5/17	790,000	795,989
Cisco Systems
2.13%, 3/1/19	300,000	307,847
		1,103,836
TELECOMMUNICATION SERVICES — 3.7%
AT&T
1.40%, 12/1/17	225,000	224,378
0.80%, 12/1/15	210,000	210,129
Rogers Communications
7.50%, 3/15/15	439,000	442,479
Verizon Communications
2.50%, 9/15/16	174,000	178,054
2.00%, 11/1/16	1,415,000	1,438,128
		2,493,168

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
UTILITIES — 1.9%
Consolidated Edison of New York
5.30%, 12/1/16	$460,000	$497,854
Duke Energy Carolinas LLC
1.75%, 12/15/16	529,000	538,178
PacifiCorp
5.50%, 1/15/19	180,000	206,811
		1,242,843
TOTAL CORPORATE OBLIGATIONS		37,623,187
U.S. TREASURY OBLIGATIONS — 28.8%
U.S. Treasury Inflation-Protected Security
0.13%, 4/15/17	675,812	684,576
U.S. Treasury Note
1.00%, 9/30/16 to 6/30/19	11,420,000	11,505,816
0.88%, 1/31/17 to 7/15/17	6,890,000	6,938,559
TOTAL U.S. TREASURY OBLIGATIONS		19,128,951
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 10.5%
FANNIE MAE
12.00%, 3/1/17	237	238
10.00%, 2/1/25	4,512	4,881
9.50%, 8/1/22	2,330	2,528
8.50%, 9/1/15	4,709	4,746
8.00%, 5/1/15 to 1/01/16	11,077	11,197
7.50%, 3/1/15 to 3/01/31	60,133	61,807
7.00%, 12/1/15 to 7/01/31	51,965	53,401
6.50%, 1/1/16 to 11/01/37	880,804	978,713
6.00%, 5/1/16 to 5/01/38	1,002,246	1,113,331
5.50%, 6/1/18 to 6/01/24	562,387	600,030
5.00%, 3/1/23	12,440	13,412
4.50%, 5/1/18 to 1/01/19	204,761	214,946
4.00%, 5/1/23	119,518	127,654
2.35%, 1/1/16	3,341	3,344
FREDDIE MAC
12.00%, 7/1/20	89	90
9.00%, 6/1/16 to 7/01/30	5,520	6,218
8.00%, 5/1/15 to 2/01/17	5,127	5,258
7.00%, 3/1/16 to 7/01/17	67,026	69,341
6.50%, 4/1/17 to 2/01/19	15,917	16,591
6.00%, 11/1/17 to 8/01/24	187,649	200,918
5.50%, 12/1/17 to 2/01/37	1,031,332	1,116,691
5.00%, 10/1/23	38,078	40,227
4.50%, 4/1/21 to 1/01/25	45,111	48,637
3.00%, 9/1/21	457,463	481,483

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (continued)
GINNIE MAE
7.00%, 12/15/23 to 12/15/38	$409,354	$464,697
6.50%, 4/15/16 to 7/15/29	34,638	37,525
6.00%, 12/15/16 to 2/15/32	393,939	426,010
5.50%, 10/15/23	514,778	557,576
4.50%, 11/15/23 to 7/15/24	205,755	217,652
4.00%, 3/15/19	74,357	78,938
		6,958,080
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		6,958,080
MUNICIPAL OBLIGATION — 0.2%
City & County of Honolulu, Hawaii, GO
4.48%, 9/1/17	110,000	119,266
TOTAL MUNICIPAL OBLIGATIONS		119,266
REPURCHASE AGREEMENT — 3.5%
Counterparty: Bank of Nova Scotia 0.06% dated 1/30/15, due 02/2/15 In the amount of $2,331,012, fully collateralized by a $2,371,000 U.S. Treasury Obligation, coupon 0.875%, maturity 10/26/17, value $2,373,086	2,331,000	2,331,000
TOTAL REPURCHASE AGREEMENT		2,331,000
TOTAL INVESTMENTS (Cost $65,538,891) — 99.7%		66,160,484
OTHER ASSETS AND LIABILITIES, NET — 0.3%		175,582
NET ASSETS — 100.0%		$66,336,066

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2015, these securities amounted to $4,649,517 or 7.0% of net assets of the Fund. These securities have been deemed liquid in accordance with procedures approved by the Board of Directors.
†	Real Estate Investment Trust.
GO	— General Obligation
LLC	— Limited Liability Company
MTN	— Medium Term Note

As of January 31, 2015, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 38.7%
CONSUMER DISCRETIONARY — 4.7%
Comcast
5.90%, 3/15/16	$85,000	$90,032
5.70%, 5/15/18	250,000	283,977
3.38%, 2/15/25	55,000	58,245
Daimler Finance North America LLC
1.38%, 8/1/17 (A)	130,000	130,321
Ford Motor Credit LLC
4.38%, 8/6/23	90,000	99,233
2.38%, 1/16/18	325,000	330,460
1.72%, 12/6/17	100,000	99,817
1.50%, 1/17/17	225,000	224,870
Toyota Motor Credit MTN
1.75%, 5/22/17	150,000	152,516
Volkswagen Group of America Finance LLC
1.60%, 11/20/17 (A)	235,000	236,281
		1,705,752
CONSUMER STAPLES — 2.0%
Anheuser-Busch InBev Finance
1.25%, 1/17/18	145,000	145,198
Anheuser-Busch InBev Worldwide
1.38%, 7/15/17	50,000	50,440
CVS Caremark
5.75%, 6/1/17	80,000	88,554
2.75%, 12/1/22	205,000	208,523
Diageo Capital PLC
1.50%, 5/11/17	165,000	166,771
SABMiller Holdings
3.75%, 1/15/22 (A)	55,000	58,752
		718,238
ENERGY — 5.9%
Canadian Natural Resources
3.80%, 4/15/24	310,000	307,503
1.75%, 1/15/18	130,000	128,531
Chevron
2.36%, 12/5/22	110,000	110,194
ConocoPhillips Co.
3.35%, 11/15/24	315,000	329,012
Enterprise Products Operating LLC
3.35%, 3/15/23	95,000	97,150
2.55%, 10/15/19	110,000	111,818
Enterprise Products Partners LLC
6.30%, 9/15/17	25,000	27,951

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Exxon Mobil
3.18%, 3/15/24	$130,000	$140,336
Kinder Morgan Energy Partners
3.50%, 3/1/16	285,000	291,531
2.65%, 2/1/19	50,000	50,035
Occidental Petroleum
1.75%, 2/15/17	300,000	304,086
Phillips 66
2.95%, 5/1/17	165,000	170,585
Suncor Energy Inc.
3.60%, 12/1/24	100,000	102,120
		2,170,852
FINANCIALS — 20.4%
AvalonBay Communities
2.95%, 9/15/22†	25,000	25,315
AvalonBay Communities MTN
2.85%, 3/15/23†	80,000	80,283
Bank of America
4.10%, 7/24/23	225,000	243,840
2.00%, 1/11/18	540,000	543,418
1.13%, 11/14/16	30,000	30,055
Bank of America MTN
4.00%, 4/1/24	50,000	53,854
3.30%, 1/11/23	100,000	102,178
Bank of Montreal MTN
1.40%, 9/11/17	130,000	130,639
Bank of New York Mellon MTN
2.10%, 1/15/19	55,000	56,003
Bank of Nova Scotia
2.80%, 7/21/21	185,000	190,373
BB&T MTN
2.25%, 2/1/19	30,000	30,678
1.60%, 8/15/17	110,000	110,924
Branch Banking & Trust
2.85%, 4/1/21	130,000	135,213
1.45%, 10/3/16	25,000	25,243
Caterpillar Financial Services MTN
2.05%, 8/1/16	110,000	112,282
CDP Financial
4.40%, 11/25/19 (A)	60,000	67,179
Citigroup
3.75%, 6/16/24	240,000	252,800
1.55%, 8/14/17	250,000	250,545
Commonwealth Bank of Australia NY
2.25%, 3/13/19	260,000	265,560
1.40%, 9/8/17	100,000	100,305

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
ERP Operating
5.13%, 3/15/16†	$60,000	$62,844
4.63%, 12/15/21†	185,000	206,861
General Electric Capital
2.10%, 12/11/19	50,000	51,065
General Electric Capital MTN
5.50%, 1/8/20	100,000	117,261
3.15%, 9/7/22	25,000	26,215
1.60%, 11/20/17	505,000	510,879
John Deere Capital
1.70%, 1/15/20	150,000	150,487
JPMorgan Chase
4.95%, 3/25/20	25,000	28,245
3.20%, 1/25/23	200,000	204,680
3.15%, 7/5/16	70,000	72,105
1.80%, 1/25/18	320,000	320,668
Metropolitan Life Global Funding I
2.30%, 4/10/19 (A)	295,000	301,191
1.50%, 1/10/18 (A)	25,000	25,152
Northern Trust
2.38%, 8/2/22	55,000	55,171
PNC Bank
2.25%, 7/2/19	175,000	178,035
PNC Funding
3.30%, 3/8/22	75,000	79,430
2.70%, 9/19/16	70,000	71,979
Royal Bank of Canada MTN
2.15%, 3/15/19	55,000	56,263
1.45%, 9/9/16	195,000	197,069
Simon Property Group
1.50%, 2/1/18† (A)	215,000	215,476
US Bancorp MTN
3.70%, 1/30/24	85,000	92,322
1.95%, 11/15/18	135,000	137,110
Ventas Realty
3.25%, 8/15/22†	170,000	173,104
3.13%, 11/30/15†	100,000	101,760
2.00%, 2/15/18†	55,000	55,540
1.55%, 9/26/16†	165,000	166,233
Wells Fargo
6.00%, 11/15/17	25,000	28,088
1.50%, 1/16/18	345,000	346,016
Wells Fargo MTN
4.60%, 4/1/21	25,000	28,327
3.50%, 3/8/22	205,000	219,564
3.30%, 9/9/24	225,000	234,802
1.25%, 7/20/16	60,000	60,387
0.89%, 4/23/18	110,000	110,146
		7,491,162

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
HEALTH CARE — 0.3%
Amgen
1.25%, 5/22/17	$110,000	$109,999
INDUSTRIALS — 2.1%
Burlington Northern Santa Fe
5.75%, 3/15/18	200,000	226,038
Norfolk Southern
3.85%, 1/15/24	55,000	59,744
Raytheon
4.40%, 2/15/20	25,000	27,857
3.13%, 10/15/20	285,000	301,683
Union Pacific
4.16%, 7/15/22	135,000	152,845
		768,167
INFORMATION TECHNOLOGY — 1.1%
Apple
2.85%, 5/6/21	255,000	267,885
Oracle
1.20%, 10/15/17	150,000	150,676
		418,561
TELECOMMUNICATION SERVICES — 1.9%
AT&T
1.40%, 12/1/17	315,000	314,129
Verizon Communications
5.15%, 9/15/23	90,000	103,195
3.65%, 9/14/18	30,000	31,910
2.50%, 9/15/16	253,000	258,895
		708,129
UTILITIES — 0.3%
PacifiCorp
5.50%, 1/15/19	100,000	114,895
TOTAL CORPORATE OBLIGATIONS		14,205,755
U.S. TREASURY OBLIGATIONS — 29.0%
U.S. Treasury Inflation Indexed Bonds
0.13%, 7/15/24	238,692	241,900
U.S. Treasury Inflation-Protected Security
0.13%, 4/15/17	553,126	560,299
U.S. Treasury Bond
5.00%, 5/15/37	86,000	131,244
4.50%, 5/15/38	529,000	756,677
2.75%, 11/15/42	1,050,000	1,157,132
1.63%, 11/15/22	330,000	331,882
U.S. Treasury Note
3.38%, 5/15/44	155,000	192,503
1.75%, 5/31/16	195,000	198,717
1.63%, 12/31/19	300,000	306,328
1.13%, 12/31/19	330,000	329,046

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
U.S. TREASURY OBLIGATIONS (continued)
1.00%, 12/15/17	$4,000,000	$4,028,436
0.88%, 12/31/16 to 7/15/17	1,385,000	1,395,206
U.S. Treasury STRIPS
4.52%, 5/15/24	520,000	439,998
2.96%, 11/15/29	340,000	244,755
2.38%, 2/15/35	540,000	342,360
TOTAL U.S. TREASURY OBLIGATIONS		10,656,483
REGISTERED INVESTMENT COMPANIES — 9.0%
iShares 10+ Year Credit Bond Fund ETF	5,900	382,261
iShares Barclays Credit Bond ETF	1,717	197,249
iShares Barclays Intermediate ETF	4,120	458,432
iShares iBoxx $ Investment Grade Corporate Bond Fund ETF	5,083	629,733
iShares MBS ETF	15,045	1,658,862
TOTAL REGISTERED INVESTMENT COMPANIES		3,326,537
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 8.3%
FANNIE MAE — 5.0%
6.00%, 10/1/38	87,189	100,018
5.50%, 2/1/38	85,299	95,301
4.50%, 4/1/41 to 10/01/41	426,369	465,843
4.00%, 2/1/26 to 12/01/40	534,130	572,675
3.00%, 9/1/42 to 2/01/43	434,199	450,061
2.50%, 3/1/26	138,047	143,150
		1,827,048
FREDDIE MAC — 2.4%
5.00%, 8/1/35	355,150	392,269
4.00%, 6/1/25	181,833	193,808
3.50%, 1/1/41	265,731	280,637
		866,714
GINNIE MAE — 0.9%
5.50%, 4/15/35	116,089	130,482
4.50%, 10/15/40	97,926	107,303
3.50%, 12/15/40	95,580	101,301
		339,086
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		3,032,848
U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.4%
FANNIE MAE — 2.3%
6.63%, 11/15/30 (B)	552,000	858,818

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FREDDIE MAC — 3.1%
6.25%, 7/15/32 (B)	$730,000	$1,127,767
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,986,585
REGIONAL GOVERNMENT OBLIGATIONS — 0.7%
Province of Quebec Canada
7.50%, 9/15/29	90,000	139,548
3.50%, 7/29/20	100,000	109,385
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		248,933
REPURCHASE AGREEMENT — 8.9%
Counterparty: Bank of Nova Scotia 0.06% dated 1/30/15, due 02/02/15 in the amount of $3,258,016, fully collateralized by a $3,313,000 U.S. Treasury obligation, coupon 0.875%, maturity 10/26/17, value $3,315,915	3,258,000	3,258,000
TOTAL REPURCHASE AGREEMENT		3,258,000
TOTAL INVESTMENTS (Cost $36,036,159) — 100.0%		36,715,141
OTHER ASSETS AND LIABILITIES, NET — 0.0%		(851)
NET ASSETS — 100.0%		$36,714,291
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2015, these securities amounted to $1,034,352 or 2.8% of net assets of the Fund. These securities have been deemed liquid in accordance with procedures approved by the Board of Directors.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
†	Real Estate Investment Trust.

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

MBS — Mortgage Backed Security

MTN — Medium Term Note

PLC — Public Limited Company

STRIPS — Separately Traded Registered Interest and Principal Securities

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2015

The following is a list of the inputs used as of January 31, 2015 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$14,205,755	$—	$14,205,755
U.S. Treasury Obligations	—	10,656,483	—	10,656,483
Registered Investment Companies	3,326,537	—	—	3,326,537
U.S. Government Mortgage Backed Obligations	—	3,032,848	—	3,032,848
U.S. Government Agency Obligations	—	1,986,585	—	1,986,585
Regional Government Obligations	—	248,933	—	248,933
Repurchase Agreement	—	3,258,000	—	3,258,000
Total Investments in Securities	$3,326,537	$33,388,604	$—	$36,715,141

For the year ended January 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 96.3%
CONSUMER DISCRETIONARY — 23.3%
American Greetings
7.38%, 12/1/21	$120,000	$127,200
Ameristar Casinos
7.50%, 4/15/21	80,000	83,200
CCO Holdings LLC
7.38%, 6/1/20	250,000	267,500
CCOH Safari LLC
5.50%, 12/1/22	50,000	50,688
DISH DBS
7.75%, 5/31/15	120,000	122,250
4.63%, 7/15/17	100,000	102,000
Gannett
7.13%, 9/1/18	80,000	82,900
Goodyear Tire & Rubber
7.00%, 5/15/22	160,000	173,200
Jarden
7.50%, 5/1/17	210,000	231,000
L Brands
8.50%, 6/15/19	160,000	192,400
Lear
4.75%, 1/15/23	200,000	202,500
Levi Strauss
6.88%, 5/1/22	80,000	86,400
New York Times
5.00%, 3/15/15	80,000	80,350
PVH
4.50%, 12/15/22	67,000	67,000
Sears Holdings
6.63%, 10/15/18	10,000	9,225
Shea Homes
8.63%, 5/15/19	100,000	104,750
Shearers Foods
9.00%, 11/1/19 (A)	100,000	109,250
Sinclair Televison Group
5.38%, 4/1/21	120,000	120,300
Sirius XM Radio
5.25%, 8/15/22 (A)	40,000	42,050
4.63%, 5/15/23 (A)	100,000	93,750
4.25%, 5/15/20 (A)	40,000	39,000
WMG Acquisition
6.00%, 1/15/21 (A)	114,000	115,434
Wynn Las Vegas
7.75%, 8/15/20	80,000	85,000
		2,587,347
CONSUMER STAPLES — 7.5%
Constellation Brands
7.25%, 5/15/17	120,000	133,425
3.75%, 5/1/21	150,000	151,500

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
HJ Heinz
4.25%, 10/15/20	$200,000	$201,625
JBS Investments GmbH
7.75%, 10/28/20 (A)	150,000	154,455
Reynolds Group Issuer
6.88%, 2/15/21	100,000	105,250
Spectrum Brands
6.38%, 11/15/20	80,000	84,800
		831,055
ENERGY — 4.6%
CHC Helicopter
9.25%, 10/15/20	72,000	63,360
Chesapeake Energy Corp.
4.88%, 4/15/22	50,000	49,312
MEG Energy
6.50%, 3/15/21 (A)	55,000	49,775
Peabody Energy
6.50%, 9/15/20	50,000	38,250
6.25%, 11/15/21	100,000	75,000
6.00%, 11/15/18	180,000	144,450
Precision Drilling
6.50%, 12/15/21	100,000	88,000
		508,147
FINANCIALS — 12.4%
Ally Financial
7.50%, 9/15/20	80,000	95,000
6.25%, 12/1/17	80,000	85,800
3.75%, 11/18/19	100,000	99,250
CBRE Services
5.00%, 3/15/23	150,000	157,125
CIT Group
5.50%, 2/15/19 (A)	100,000	106,090
5.00%, 5/15/17	120,000	123,525
Denali Borrower
5.63%, 10/15/20 (A)	140,000	149,800
Iron Mountain
8.38%, 8/15/21†	12,000	12,516
6.00%, 8/15/23†	100,000	104,750
Neuberger Berman Group
5.63%, 3/15/20 (A)	160,000	167,000
Nielsen Finance LLC
5.00%, 4/15/22 (A)	100,000	100,250
4.50%, 10/1/20	50,000	50,125
Schaeffler Finance
7.75%, 2/15/17 (A)	120,000	131,484
		1,382,715
HEALTH CARE — 9.8%
CHS
5.13%, 8/15/18	200,000	207,100

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
HEALTH CARE (continued)
Endo Health Solutions
7.00%, 7/15/19	$168,000	$176,505
HCA
6.50%, 2/15/20	300,000	337,500
4.25%, 10/15/19	10,000	10,287
Hologic
6.25%, 8/1/20	150,000	156,563
Kinetic Concepts
10.50%, 11/1/18	180,000	197,550
		1,085,505
INDUSTRIALS — 11.6%
ADT Corp.
2.25%, 7/15/17	25,000	24,263
Bombardier
7.50%, 3/15/18 (A)	80,000	81,000
Case New Holland
7.88%, 12/1/17	80,000	88,080
Hertz
6.75%, 4/15/19	80,000	82,400
International Lease Finance Corp.
8.75%, 3/15/17	200,000	222,530
8.63%, 9/15/15	20,000	20,800
6.25%, 5/15/19	75,000	82,687
Manitowoc
8.50%, 11/1/20	80,000	86,600
Masonite International
8.25%, 4/15/21 (A)	80,000	85,000
Navistar International
8.25%, 11/1/21	80,000	78,100
RR Donnelley & Sons
7.88%, 3/15/21	100,000	111,000
6.50%, 11/15/23	50,000	51,250
Spirit Aerosystems
6.75%, 12/15/20	100,000	105,750
Terex
6.50%, 4/1/20	80,000	82,800
United Rentals North America
5.75%, 7/15/18	80,000	82,600
		1,284,860
INFORMATION TECHNOLOGY — 5.0%
Advanced Micro Devices
7.75%, 8/1/20	160,000	152,400
IAC/InterActive
4.75%, 12/15/22	200,000	195,750
Jabil Circuit
5.63%, 12/15/20	160,000	172,400
SunGard Data Systems
7.38%, 11/15/18	40,000	41,550
		562,100

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MATERIALS — 9.9%
AK Steel
7.63%, 5/15/20	$120,000	$103,500
Aleris International
7.63%, 2/15/18	80,000	78,000
Ashland
4.75%, 8/15/22	70,000	71,190
Ball
4.00%, 11/15/23	150,000	148,312
Celanese US Holdings LLC
4.63%, 11/15/22	75,000	74,813
Domtar
10.75%, 6/1/17	80,000	94,872
First Quantum Minerals
7.00%, 2/15/21 (A)	69,000	57,787
6.75%, 2/15/20 (A)	69,000	58,650
FMG Resources August 2006 PTY
6.88%, 2/1/18 (A)	80,000	77,400
HudBay Minerals
9.50%, 10/1/20	40,000	38,900
Resolute Forest Products
5.88%, 5/15/23	100,000	95,500
Steel Dynamics
7.63%, 3/15/20	100,000	104,125
United States Steel
7.38%, 4/1/20	100,000	103,000
		1,106,049
TELECOMMUNICATION SERVICES — 8.4%
CenturyLink
6.45%, 6/15/21	75,000	81,188
Frontier Communications
6.25%, 9/15/21	150,000	154,500
Intelsat Jackson Holdings
7.25%, 10/15/20	80,000	83,900
Numericable Group
6.00%, 5/15/22 (A)	100,000	102,290
Sprint Capital
6.90%, 5/1/19	50,000	50,812
Sprint Corp.
7.88%, 9/15/23	50,000	50,687
Sprint Nextel
6.00%, 12/1/16	120,000	125,700
T-Mobile USA
6.73%, 4/28/22	50,000	51,813
6.63%, 11/15/20	120,000	124,770
6.25%, 4/1/21	100,000	103,250
		928,910
UTILITIES — 3.8%
AES
8.00%, 10/15/17	72,000	80,550

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
UTILITIES (continued)
Calpine
7.88%, 1/15/23 (A)	$110,000	$123,200
Dynegy Finance I
6.75%, 11/1/19 (A)	40,000	41,100
NRG Energy
8.25%, 9/1/20	40,000	42,400
7.63%, 1/15/18	120,000	130,950
		418,200
TOTAL CORPORATE OBLIGATIONS		10,694,888
TOTAL INVESTMENTS (Cost $10,780,135) — 96.3%		10,694,888
OTHER ASSETS AND LIABILITIES, NET — 3.7%		405,757
NET ASSETS — 100.0%		$11,100,645

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2015, these securities amounted to $1,884,765 or 17% of net assets of the Fund. These securities have been deemed liquid in accordance with procedures approved by the Board of Directors.
†	Real Estate Investment Trust. LLC — Limited Liability Company

PTY — Proprietary

As of January 31, 2015, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 90.8%
CONSUMER DISCRETIONARY — 9.9%
Comcast
5.70%, 5/15/18	$155,000	$176,066
Daimler Finance North America LLC
1.38%, 8/1/17 (A)	65,000	65,160
1.25%, 1/11/16 (A)	237,000	238,149
Discovery Communications LLC
3.70%, 6/1/15	35,000	35,363
Ford Motor Credit LLC
2.38%, 1/16/18	275,000	279,620
1.50%, 1/17/17	280,000	279,838
NBCUniversal Media LLC
2.88%, 4/1/16	335,000	343,979
Volkswagen Group of America Finance LLC
1.60%, 11/20/17 (A)	125,000	125,682
		1,543,857
CONSUMER STAPLES — 7.4%
Anheuser-Busch InBev Finance
1.25%, 1/17/18	245,000	245,335
Coca-Cola
1.80%, 9/1/16	305,000	311,042
CVS Caremark
5.75%, 6/1/17	80,000	88,554
1.20%, 12/5/16	375,000	378,241
Diageo Capital PLC
1.50%, 5/11/17	130,000	131,396
		1,154,568
ENERGY — 13.3%
Canadian Natural Resources
1.75%, 1/15/18	200,000	197,740
Chevron
1.72%, 6/24/18	225,000	228,343
ConocoPhillips
1.05%, 12/15/17	330,000	328,609
Enterprise Products Operating LLC
6.50%, 1/31/19	50,000	58,196
2.55%, 10/15/19	50,000	50,826
Enterprise Products Partners
6.30%, 9/15/17	200,000	223,610
Kinder Morgan Energy Partners
5.95%, 2/15/18	85,000	93,985
3.50%, 3/1/16	210,000	214,812
2.65%, 2/1/19	25,000	25,017

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Phillips 66
2.95%, 5/1/17	$100,000	$103,385
Statoil
3.13%, 8/17/17	150,000	157,595
1.95%, 11/8/18	220,000	223,908
TransCanada PipeLines
3.40%, 6/1/15	150,000	151,467
		2,057,493
FINANCIALS — 37.8%
AvalonBay Communities MTN
5.75%, 9/15/16†	265,000	285,337
Bank of America
3.88%, 3/22/17	135,000	141,996
2.60%, 1/15/19	100,000	102,108
2.00%, 1/11/18	255,000	256,614
1.13%, 11/14/16	55,000	55,101
Bank of Montreal MTN
1.45%, 4/9/18	75,000	75,005
1.40%, 9/11/17	90,000	90,442
Bank of New York Mellon MTN
2.10%, 1/15/19	110,000	112,006
BB&T MTN
2.25%, 2/1/19	190,000	194,292
1.60%, 8/15/17	120,000	121,008
Berkshire Hathaway
2.10%, 8/14/19	135,000	138,704
0.80%, 2/11/16	260,000	260,922
Canadian Imperial Bank of Commerce
1.55%, 1/23/18	305,000	306,879
CDP Financial
4.40%, 11/25/19 (A)	35,000	39,188
Citigroup
4.45%, 1/10/17	340,000	360,043
2.50%, 9/26/18	120,000	122,645
Commonwealth Bank of Australia NY
2.25%, 3/13/19	70,000	71,497
1.40%, 9/8/17	130,000	130,396
ERP Operating
5.13%, 3/15/16†	115,000	120,451
General Electric Capital
2.10%, 12/11/19	175,000	178,727
General Electric Capital MTN
1.60%, 11/20/17	170,000	171,979
John Deere Capital
0.70%, 9/4/15	180,000	180,373
John Deere Capital MTN
2.25%, 4/17/19	200,000	205,992

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
JPMorgan Chase
6.00%, 10/1/17	$335,000	$372,461
Metropolitan Life Global Funding I
2.30%, 4/10/19 (A)	130,000	132,728
1.50%, 1/10/18 (A)	155,000	155,944
PNC Bank
2.25%, 7/2/19	155,000	157,688
PNC Funding
2.70%, 9/19/16	25,000	25,707
Royal Bank of Canada MTN
2.15%, 3/15/19	185,000	189,247
Simon Property Group
2.20%, 2/1/19†	145,000	148,328
US Bancorp MTN
1.95%, 11/15/18	210,000	213,281
Ventas Realty
3.13%, 11/30/15†	25,000	25,440
2.00%, 2/15/18†	155,000	156,521
1.55%, 9/26/16†	25,000	25,187
Wells Fargo
6.00%, 11/15/17	70,000	78,647
1.50%, 1/16/18	260,000	260,766
Wells Fargo & Co.
2.13%, 4/22/19	200,000	202,737
		5,866,387
HEALTH CARE — 1.4%
Amgen
1.25%, 5/22/17	215,000	214,999
INDUSTRIALS — 7.1%
Caterpillar
1.50%, 6/26/17	320,000	324,536
Eaton
1.50%, 11/2/17	120,000	120,482
General Electric
5.25%, 12/6/17	160,000	178,506
Lockheed Martin
2.13%, 9/15/16	215,000	219,628
United Technologies
1.80%, 6/1/17	260,000	265,431
		1,108,583
INFORMATION TECHNOLOGY — 3.9%
Apple
2.10%, 5/6/19	245,000	251,840
Cisco Systems
2.13%, 3/1/19	105,000	107,747
Oracle
2.38%, 1/15/19	235,000	243,113
		602,700

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MATERIALS — 1.2%
BHP Billiton
1.63%, 2/24/17	$180,000	$182,319
TELECOMMUNICATION SERVICES — 6.1%
AT&T
1.40%, 12/1/17	250,000	249,309
0.80%, 12/1/15	210,000	210,129
Verizon Communications
3.65%, 9/14/18	465,000	494,602
		954,040
UTILITIES — 2.7%
Consolidated Edison of New York
5.30%, 12/1/16	160,000	173,167
Duke Energy Carolinas LLC
1.75%, 12/15/16	100,000	101,735
PacifiCorp
5.50%, 1/15/19	125,000	143,619
		418,521
TOTAL CORPORATE OBLIGATIONS		14,103,467
U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Notes
2.38%, 7/31/17	525,000	547,723
1.13%, 12/31/19	325,000	324,060
TOTAL U.S. TREASURY OBLIGATIONS		871,783
REGIONAL GOVERNMENT OBLIGATION — 2.0%
Province of Ontario Canada
1.65%, 9/27/19	310,000	312,798
TOTAL REGIONAL GOVERNMENT OBLIGATION		312,798
REPURCHASE AGREEMENT — 1.6%
Counterparty: Bank of Nova Scotia 0.06% dated 1/30/15, due 02/02/15 in the amount of $253,001, fully collateralized by a $250,000 U.S. Treasury obligation, coupon 3.125%, maturity 3/11/16, value $257,718	253,000	253,000
TOTAL REPURCHASE AGREEMENT		253,000
TOTAL INVESTMENTS (Cost $15,447,508) — 100.0%		15,541,048
OTHER ASSETS AND LIABILITIES, NET — 0.0%		(1,998)
NET ASSETS — 100.0%		$15,539,050

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2015

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2015, these securities amounted to $756,851 or 4.9% of net assets of the Fund. These securities have been deemed liquid in accordance with procedures approved by the Board of Directors.
†	Real Estate Investment Trust.

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

As of January 31, 2015, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 84.3%
CONSUMER DISCRETIONARY — 7.4%
Comcast
3.38%, 2/15/25	$85,000	$90,015
2.85%, 1/15/23	135,000	139,079
Ford Motor Credit LLC
5.88%, 8/2/21	290,000	342,970
NBCUniversal Media LLC
4.38%, 4/1/21	140,000	156,747
Volkswagen Group of America Finance LLC
2.45%, 11/20/19 (A)	185,000	189,696
		918,507
CONSUMER STAPLES — 5.6%
Anheuser-Busch InBev Worldwide
5.38%, 1/15/20	140,000	162,068
Coca-Cola
2.45%, 11/1/20	125,000	128,712
CVS Caremark
2.75%, 12/1/22	200,000	203,437
SABMiller Holdings
3.75%, 1/15/22 (A)	185,000	197,619
		691,836
ENERGY — 14.0%
Canadian Natural Resources
3.80%, 4/15/24	190,000	188,469
3.45%, 11/15/21	85,000	85,707
Chevron
2.36%, 12/5/22	270,000	270,476
ConocoPhillips
5.75%, 2/1/19	45,000	51,946
3.35%, 11/15/24	115,000	120,115
Enterprise Products Operating
3.35%, 3/15/23	210,000	214,752
Exxon Mobil
3.18%, 3/15/24	190,000	205,107
Kinder Morgan Energy Partners
2.65%, 2/1/19	75,000	75,053
Phillips 66
4.30%, 4/1/22	145,000	158,528
Statoil
2.90%, 11/8/20	135,000	141,568
Suncor Energy Inc.
3.60%, 12/1/24	100,000	102,120
TransCanada PipeLines
2.50%, 8/1/22	125,000	121,988
		1,735,829

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS — 32.0%
AvalonBay Communities
2.95%, 9/15/22†	$195,000	$197,460
Bank of America
4.10%, 7/24/23	295,000	319,701
Bank of America MTN
4.00%, 4/1/24	75,000	80,781
Bank of Nova Scotia
2.80%, 7/21/21	285,000	293,278
BB&T MTN
2.25%, 2/1/19	70,000	71,581
Branch Banking & Trust
2.85%, 4/1/21	75,000	78,008
CDP Financial
4.40%, 11/25/19 (A)	25,000	27,991
Citigroup
3.75%, 6/16/24	295,000	310,734
Commonwealth Bank of Australia NY
2.25%, 3/13/19	35,000	35,748
ERP Operating
4.63%, 12/15/21†	120,000	134,180
General Electric Capital
2.10%, 12/11/19	120,000	122,556
General Electric Capital MTN
3.15%, 9/7/22	115,000	120,589
John Deere Capital
1.70%, 1/15/20	220,000	220,714
JPMorgan Chase
4.95%, 3/25/20	65,000	73,436
3.25%, 9/23/22	250,000	257,689
Metropolitan Life Global Funding I
3.00%, 1/10/23 (A)	215,000	220,979
2.30%, 4/10/19 (A)	25,000	25,525
Northern Trust
2.38%, 8/2/22	115,000	115,358
PNC Funding
4.38%, 8/11/20	140,000	156,351
3.30%, 3/8/22	145,000	153,565
Simon Property Group
2.20%, 2/1/19†	40,000	40,918
US Bancorp MTN
4.13%, 5/24/21	145,000	161,877
3.70%, 1/30/24	150,000	162,921
Ventas Realty
3.25%, 8/15/22†	75,000	76,370
Wells Fargo MTN
3.50%, 3/8/22	190,000	203,498
3.30%, 9/9/24	305,000	318,286
		3,980,094

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
INDUSTRIALS — 11.0%
Burlington Northern Santa Fe LLC
3.05%, 9/1/22	$145,000	$150,511
Canadian Pacific Railway
4.50%, 1/15/22	95,000	106,985
Caterpillar
3.90%, 5/27/21	220,000	242,320
Eaton
2.75%, 11/2/22	50,000	50,884
Lockheed Martin
3.35%, 9/15/21	150,000	160,679
Norfolk Southern
3.85%, 1/15/24	160,000	173,798
Raytheon
3.13%, 10/15/20	145,000	153,488
2.50%, 12/15/22	190,000	190,663
Union Pacific
4.16%, 7/15/22	60,000	67,931
United Technologies
6.13%, 2/1/19	65,000	76,726
		1,373,985
INFORMATION TECHNOLOGY — 2.7%
Apple
2.85%, 5/6/21	215,000	225,864
Cisco Systems
3.63%, 3/4/24	105,000	114,906
		340,770
MATERIALS — 1.0%
BHP Billiton Finance USA
3.25%, 11/21/21	120,000	127,006
TELECOMMUNICATION SERVICES — 5.4%
AT&T
3.90%, 3/11/24	40,000	42,456
3.00%, 2/15/22	195,000	197,727
Verizon Communications
5.15%, 9/15/23	145,000	166,259
4.50%, 9/15/20	235,000	259,322
		665,764
UTILITIES — 5.2%
Consolidated Edison
4.45%, 6/15/20	120,000	134,741
Duke Energy Carolinas LLC
3.90%, 6/15/21	225,000	249,976
PacifiCorp
2.95%, 2/1/22	255,000	265,154
		649,871
TOTAL CORPORATE OBLIGATIONS		10,483,662

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS — 6.8%
U.S. Treasury Bond
1.63%, 11/15/22	$135,000	$135,770
U.S. Treasury Note
2.50%, 5/15/24	400,000	429,062
1.75%, 5/15/23	275,000	278,223
TOTAL U.S. TREASURY OBLIGATIONS		843,055
REGIONAL GOVERNMENT OBLIGATIONS — 4.1%
Province of Ontario Canada
2.45%, 6/29/22	250,000	258,185
Province of Quebec Canada
3.50%, 7/29/20	235,000	257,055
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		515,240
REPURCHASE AGREEMENT — 4.7%
Counterparty: Bank of Nova Scotia 0.06% dated 1/30/15, due 02/02/15 in the amount of $582,003, fully collateralized by various U.S. Treasury obligations, par value $220,000 – $368,000, coupon range 0.875% – 3.125%, maturity range 3/11/16 – 10/26/17, value $595,115	582,000	582,000
TOTAL REPURCHASE AGREEMENT		582,000
TOTAL INVESTMENTS (Cost $12,016,556) — 99.9%		12,423,957
OTHER ASSETS AND LIABILITIES, NET — 0.1%		13,328
NET ASSETS — 100.0%		$12,437,285
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2015, these securities amounted to $661,810 or 5.3% of net assets of the Fund. These securities have been deemed liquid in accordance with procedures approved by the Board of Directors.
†	Real Estate Investment Trust.

LLC — Limited Liability Company

MTN — Medium Term Note

As of January 31, 2015, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 97.2%
CONSUMER DISCRETIONARY — 4.7%
Genuine Parts	748	$69,519
Home Depot	789	82,387
Mattel	2,212	59,503
McDonald’s	450	41,598
Regal Entertainment Group, Cl A	2,434	51,503
Time Warner	579	45,122
		349,632
CONSUMER STAPLES — 17.5%
Altria Group	2,860	151,866
Campbell Soup	1,505	68,839
Coca-Cola	1,391	57,267
Coca-Cola Enterprises	1,351	56,877
Colgate-Palmolive	596	40,242
CVS Health	907	89,031
Hershey	485	49,572
Kimberly-Clark	1,006	108,608
Kraft Foods Group	1,405	91,803
Lorillard	1,455	95,463
Molson Coors Brewing, Cl B	1,083	82,232
PepsiCo	440	41,263
Philip Morris International	1,224	98,214
Procter & Gamble	907	76,451
Reynolds American	1,772	120,407
Wal-Mart Stores	780	66,284
		1,294,419
ENERGY — 8.4%
ConocoPhillips	1,396	87,920
Enterprise Products Partners (A)	1,401	48,250
Exxon Mobil	456	39,864
Kinder Morgan	2,947	120,974
MarkWest Energy Partners (A)	612	36,065
Occidental Petroleum	700	56,000
ONEOK	1,198	52,748
ONEOK Partners	983	40,637
Royal Dutch Shell PLC ADR, Cl A	866	53,216
Spectra Energy	1,554	51,966
Targa Resources Partners (A)	739	33,292
		620,932
FINANCIALS — 9.0%
Arthur J Gallagher	2,062	91,615
BlackRock, Cl A	190	64,697
CME Group, Cl A	1,174	100,142
Commonwealth Bank of Australia ADR	603	41,692
Corrections Corp of America†	1,423	55,952
Health Care†	1,228	100,635

DESCRIPTION	SHARES	VALUE
M&T Bank	444	$50,243
Marsh & McLennan	1,147	61,674
People’s United Financial	3,055	42,984
Wells Fargo	1,097	56,956
		666,590
HEALTH CARE — 6.6%
AbbVie	2,153	129,934
Johnson & Johnson	1,110	111,155
Medtronic PLC	707	50,480
Merck	1,260	75,953
Pfizer	1,541	48,156
UnitedHealth Group	662	70,337
		486,015
INDUSTRIALS — 15.6%
3M	689	111,825
Boeing	354	51,461
Deluxe	1,455	94,473
Eaton PLC	1,174	74,068
Emerson Electric	1,405	80,001
General Dynamics	680	90,583
Honeywell International	680	66,477
Lockheed Martin	666	125,454
Raytheon	1,070	107,053
Republic Services, Cl A	1,600	63,488
RR Donnelley & Sons	2,846	46,873
United Parcel Service, Cl B	671	66,322
United Technologies	576	66,113
Waste Management	2,076	106,769
		1,150,960
INFORMATION TECHNOLOGY — 9.7%
Apple	707	82,832
Automatic Data Processing	1,065	87,895
Intel	1,315	43,448
KLA-Tencor	1,038	63,806
Linear Technology	716	32,177
Microchip Technology	1,872	84,427
Microsoft	1,586	64,074
Oracle	1,709	71,590
Paychex	1,849	83,686
Seagate Technology PLC	1,885	106,389
		720,324
MATERIALS — 5.4%
Bemis	1,378	61,045
BHP Billiton ADR	780	36,137
Dow Chemical	1,618	73,069
EI du Pont de Nemours	830	59,104
Potash Corp of Saskatchewan	2,316	84,627
Rio Tinto PLC ADR	930	41,041
RPM International	938	44,893
		399,916

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
TELECOMMUNICATION SERVICES — 4.6%
AT&T	2,724	$89,674
CenturyLink	2,892	107,496
Verizon Communications	1,727	78,941
Vodafone Group PLC ADR	1,790	62,883
		338,994
UTILITIES — 15.7%
Ameren	1,777	80,463
CMS Energy	2,216	83,610
Dominion Resources	952	73,199
Duke Energy	1,419	123,652
Entergy	544	47,605
NiSource	2,615	113,125
Northeast Utilities	1,772	98,488
PPL	2,697	95,743
SCANA	807	51,462
Southern	1,079	54,727
TECO Energy	2,783	59,361
Vectren	1,251	59,948
Westar Energy, Cl A	1,287	54,981
WGL Holdings	870	49,155
Wisconsin Energy	2,085	116,280
		1,161,799
TOTAL COMMON STOCK		7,189,581
TOTAL INVESTMENTS (Cost $5,928,706) — 97.2%		7,189,581
OTHER ASSETS AND LIABILITIES, NET — 2.8%		209,599
NET ASSETS — 100.0%		$7,399,180

(A)	Security considered Master Limited Partnership. At January 31, 2015, these securities amounted to $117,607 or 1.59% of net assets.
†	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of January 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Large Cap Core Equity Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 96.2%
CONSUMER DISCRETIONARY — 11.5%
Comcast, Cl A	1,300	$68,770
Genuine Parts	820	76,211
Home Depot	1,480	154,542
Kohl’s	2,000	119,440
Las Vegas Sands	620	33,709
McDonald’s	1,250	115,550
Time Warner	1,960	152,743
TJX	2,265	149,354
		870,319
CONSUMER STAPLES — 6.2%
Colgate-Palmolive	1,170	78,999
CVS Health	2,025	198,774
JM Smucker	640	66,016
PepsiCo	1,330	124,727
		468,516
ENERGY — 6.4%
Cameron International*	1,375	61,573
Devon Energy	1,490	89,802
Exxon Mobil	1,265	110,586
National Oilwell Varco	1,780	96,885
Occidental Petroleum	1,545	123,600
		482,446
FINANCIALS — 20.2%
American Express	1,590	128,297
American International Group	2,865	140,013
Ameriprise Financial	955	119,318
BlackRock, Cl A	623	212,138
CIT Group	3,155	138,252
Citigroup	2,875	134,981
CME Group, Cl A	2,025	172,732
Marsh & McLennan	2,670	143,566
MetLife	2,055	95,557
Morgan Stanley	3,470	117,321
Northern Trust	1,710	111,800
Synchrony Financial*	447	13,794
		1,527,769
HEALTH CARE — 8.5%
Abbott Laboratories	2,905	130,028
AbbVie	2,395	144,538
Agilent Technologies	2,680	101,224
AmerisourceBergen, Cl A	795	75,565
UnitedHealth Group	1,810	192,312
		643,667
INDUSTRIALS — 10.3%
Boeing	1,615	234,773
Danaher	2,050	168,879

DESCRIPTION	SHARES	VALUE
Ingersoll-Rand PLC	1,680	$111,552
Rockwell Collins	1,625	139,132
United Technologies	1,070	122,815
		777,151
INFORMATION TECHNOLOGY — 22.9%
Apple	3,035	355,580
Applied Materials	5,640	128,818
Check Point Software Technologies*	1,625	125,401
Citrix Systems*	1,755	104,001
Fidelity National Information Services	2,260	141,092
Microsoft	5,865	236,946
Oracle	4,300	180,127
Seagate Technology PLC	2,190	123,604
Texas Instruments	3,135	167,566
Visa, Cl A	645	164,417
		1,727,552
MATERIALS — 5.2%
Ecolab	245	25,424
EI du Pont de Nemours	1,710	121,769
International Paper	2,245	118,222
Praxair	1,085	130,840
		396,255
TELECOMMUNICATION SERVICES — 1.6%
CenturyLink	3,275	121,732
UTILITIES — 3.4%
Northeast Utilities	2,140	118,941
Wisconsin Energy	2,490	138,867
		257,808
TOTAL COMMON STOCK		7,273,215
TOTAL INVESTMENTS (Cost $5,836,861) — 96.2%		7,273,215
OTHER ASSETS AND LIABILITIES, NET — 3.8%		286,317
NET ASSETS — 100.0%		$7,559,532
*	Non-income producing security.

Cl — Class

PLC — Public Limited Company

As of January 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 52.8%
AUSTRALIA — 3.3%
BHP Billiton	2,314	$53,372
Commonwealth Bank of Australia	1,138	78,687
Telstra	34,778	175,420
Westpac Banking	3,052	81,568
		389,047
CANADA — 4.6%
BCE	4,872	223,759
Potash Corp of Saskatchewan	4,284	156,537
Rogers Communications, Cl B	1,767	62,826
Shaw Communications, Cl B	3,993	92,197
		535,319
FRANCE — 7.5%
Electricite de France	5,447	147,662
Sanofi	815	75,094
SCOR	3,842	119,601
Total SA	3,198	164,154
Unibail-Rodamco†	430	121,113
Vinci	2,959	155,448
Vivendi	4,284	101,305
		884,377
GERMANY — 6.8%
BASF	1,423	127,269
Daimler	1,743	157,854
Deutsche Post	1,803	58,351
Deutsche Telekom	11,332	195,341
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	884	177,225
Siemens	780	82,396
		798,436
IRELAND — 0.7%
Seagate Technology PLC	1,430	80,709
ITALY — 1.3%
Terna Rete Elettrica Nazionale	35,443	155,393
NETHERLANDS — 0.6%
Wolters Kluwer	2,384	71,216
NORWAY — 2.2%
Orkla	11,458	84,444
Statoil ASA	3,486	58,377
Yara International	2,338	121,722
		264,543

DESCRIPTION	SHARES	VALUE
PHILIPPINES — 0.6%
Philippine Long Distance Telephone ADR	1,010	$67,367
SPAIN — 0.8%
Gas Natural SDG	3,850	90,374
SWEDEN — 0.7%
Svenska Handelsbanken, Cl A	1,807	85,569
SWITZERLAND — 4.0%
Nestle SA	880	67,207
Novartis AG	1,284	125,129
Roche Holding AG	292	78,699
Swisscom	348	204,039
		475,074
UNITED KINGDOM — 19.7%
Aberdeen Asset Management PLC	10,310	67,679
AstraZeneca PLC ADR	936	66,493
BAE Systems PLC	23,447	178,494
British American Tobacco PLC	2,429	137,035
Centrica PLC	29,752	131,297
Diageo PLC ADR	487	57,529
GlaxoSmithKline PLC	7,879	173,486
Imperial Tobacco Group PLC	5,111	240,059
National Grid PLC	14,517	204,095
Pearson PLC	5,075	102,971
Rio Tinto	1,528	67,145
Royal Dutch Shell PLC ADR, Cl A	2,298	141,212
SSE PLC	8,204	198,526
Unilever PLC	1,945	85,647
United Utilities Group	12,666	195,486
Vodafone Group PLC	60,068	211,229
WM Morrison Supermarkets PLC	20,417	55,088
		2,313,471
TOTAL FOREIGN COMMON STOCK		6,210,895
U.S. COMMON STOCK — 44.5%
CONSUMER DISCRETIONARY — 1.9%
Mattel	2,562	68,918
McDonald’s	709	65,540
Regal Entertainment Group, Cl A	4,143	87,666
		222,124

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
CONSUMER STAPLES — 8.8%
Altria Group	4,932	$261,889
Coca-Cola	1,552	63,896
Kimberly-Clark	960	103,642
Lorillard	3,432	225,174
PepsiCo	725	67,990
Philip Morris International	1,354	108,645
Reynolds American	3,121	212,072
		1,043,308
ENERGY — 4.9%
ConocoPhillips	1,438	90,565
Enterprise Products Partners (A)	2,533	87,236
Kinder Morgan	4,738	194,495
MarkWest Energy Partners (A)	1,058	62,348
Occidental Petroleum	1,075	86,000
Targa Resources Partners (A)	1,236	55,682
		576,326
FINANCIALS — 6.8%
Arthur J Gallagher	1,350	59,980
CME Group, Cl A	2,070	176,571
Corrections Corp of America†	4,077	160,308
Health Care†	2,833	232,164
People’s United Financial	5,115	71,968
Wells Fargo	1,811	94,027
		795,018
HEALTH CARE — 2.2%
AbbVie	1,597	96,379
Johnson & Johnson	681	68,195
Merck	1,504	90,661
		255,235
INDUSTRIALS — 2.3%
Lockheed Martin	661	124,513
RR Donnelley & Sons	4,827	79,501
Waste Management	1,406	72,311
		276,325
INFORMATION TECHNOLOGY — 3.2%
Apple	807	94,548
Automatic Data Processing	852	70,316
KLA-Tencor	988	60,732
Microchip Technology	1,775	80,052
Microsoft	1,739	70,256
		375,904

DESCRIPTION	SHARES	VALUE
MATERIALS — 1.4%
Dow Chemical	2,160	$97,546
EI du Pont de Nemours	1,002	71,352
		168,898
TELECOMMUNICATION SERVICES — 4.5%
AT&T	5,548	182,640
CenturyLink	4,374	162,582
Verizon Communications	3,991	182,429
		527,651
UTILITIES — 8.5%
Ameren	4,337	196,379
Dominion Resources	884	67,971
Duke Energy	2,444	212,970
PPL	5,147	182,718
Southern	1,876	95,151
TECO Energy	7,401	157,863
Wisconsin Energy	1,552	86,555
		999,607
TOTAL U.S. COMMON STOCK		5,240,396
TOTAL INVESTMENTS (Cost $11,017,338) — 97.3%		11,451,291
OTHER ASSETS AND LIABILITIES, NET — 2.7%		319,863
NET ASSETS — 100.0%		$11,771,154
†	Real Estate Investment Trust.
(A)	Security considered Master Limited Partnership. At January 31, 2015, these securities amounted to $205,266 or 1.74% of net assets.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2015

The following is a summary of the inputs used as of January 31, 2015, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Foreign Common Stock
Australia	$—	$389,047	$—	$389,047
Canada	535,319	—	—	535,319
France	—	884,377	—	884,377
Germany	—	798,436	—	798,436
Ireland	80,709	—	—	80,709
Italy	—	155,393	—	155,393
Netherlands	—	71,216	—	71,216
Norway	—	264,543	—	264,543
Philippines	67,367	—	—	67,367
Spain	—	90,374	—	90,374
Sweden	—	85,569	—	85,569
Switzerland	—	475,074	—	475,074
United Kingdom	265,235	2,048,236	—	2,313,471
U.S. Common Stock	5,240,396	—	—	5,240,396
Total Investments in Securities	$6,189,026	$5,262,265	$—	$11,451,291

For the year ended January 31, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended January 31, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 62.0%
AUSTRALIA — 9.7%
AGL Energy	7,114	$78,643
Amcor	8,922	88,178
Asciano	4,291	19,978
AusNet Services	72,555	78,754
Brambles	8,524	69,834
Coca-Cola Amatil	4,832	36,268
Crown Resorts	5,857	61,541
Dexus Property Group†	13,654	81,543
GPT Group †	22,698	79,584
Mirvac Group†	35,416	52,973
Novion Property Group†	39,395	70,690
Orica	2,436	34,194
Origin Energy	4,039	33,329
Scentre Group*†	9,911	29,121
Sonic Healthcare Limited	5,539	80,865
Stockland†	18,814	63,810
Tatts Group	29,318	87,740
Telstra	17,132	86,414
Wesfarmers	307	10,370
Westfield†	7,955	60,682
Woolworths	2,450	60,291
		1,264,802
BELGIUM — 1.4%
Belgacom	2,889	107,598
Colruyt	1,572	72,505
		180,103
CANADA — 10.0%
Bank of Montreal	1,200	68,872
Bank of Nova Scotia	1,300	62,468
BCE	2,050	94,151
Canadian Imperial Bank of Commerce	950	65,925
Canadian National Railway	1,200	79,062
CI Financial	2,800	71,394
Fairfax Financial Holdings	100	53,120
First Capital Realty	5,100	78,344
Fortis	2,900	95,647
George Weston	1,200	95,116
Intact Financial	1,350	90,220
Metro, Cl A	450	35,612
National Bank of Canada	1,200	41,750
Onex Corp.	900	49,402
RioCan, Cl Trust Unit†	2,500	57,921
Rogers Communications, Cl B	1,200	42,666
Royal Bank of Canada	300	16,937
Shaw Communications, Cl B	3,500	80,814
TELUS	1,700	58,317
TransCanada	1,550	68,968
		1,306,706

DESCRIPTION	SHARES	VALUE
CHINA — 0.5%
China Petroleum & Chemical, Cl H	85,800	$67,888
COLOMBIA — 0.2%
Banco Davivienda	1,923	20,191
Isagen ESP	6,122	7,239
		27,430
DENMARK — 1.1%
Tryg	737	86,298
William Demant Holding*	782	59,367
		145,665
FRANCE — 3.5%
Aeroports de Paris	595	71,391
Air Liquide	654	82,449
Bureau Veritas	2,340	49,551
Danone	1,042	69,929
L’Oreal	77	13,768
Societe BIC	644	91,567
Sodexo	785	77,883
Zodiac Aerospace	160	5,306
		461,844
GERMANY — 2.6%
Fresenius	1,806	103,369
Fresenius Medical Care	1,273	94,346
Hannover Rueckversicherung	920	82,456
Linde	284	54,406
		334,577
HONG KONG — 3.5%
Beijing Enterprises Holdings	7,250	55,350
Cheung Kong Infrastructure Holdings	11,000	90,280
China Mobile	8,250	108,145
CLP Holdings	10,250	91,508
Kunlun Energy	30,000	31,236
Power Assets Holdings	7,750	81,059
		457,578
ITALY — 0.5%
Snam	13,814	67,590
JAPAN — 4.1%
Aeon	1,250	13,203
Ajinomoto	4,500	92,734
FamilyMart	1,650	71,468
Hankyu Hanshin Holdings	9,500	52,805
Lawson	1,000	65,381
Nippon Telegraph & Telephone	1,200	71,024
Nitori Holdings	1,900	107,425
Taisho Pharmaceutical Holdings	300	19,035

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
JAPAN (continued)
Tobu Railway	1,000	$4,809
Tokyo Gas	1,000	5,965
USS	2,000	31,377
		535,226
LUXEMBOURG — 0.8%
SES	2,703	98,465
MALAYSIA — 4.1%
Alliance Financial Group	42,000	55,336
AMMB Holdings	46,000	79,360
Berjaya Sports	70,527	65,830
DiGi.Com	37,700	66,609
Genting Malaysia	14,200	15,860
Malayan Banking	24,000	57,617
Maxis	32,600	63,655
Public Bank	13,800	68,931
Sime Darby	23,600	61,134
		534,332
NETHERLANDS — 0.9%
Koninklijke Ahold	756	13,645
Koninklijke Vopak	1,156	64,467
Unilever	895	38,811
		116,923
NEW ZEALAND — 0.3%
Contact Energy	8,662	44,455
SINGAPORE — 2.7%
ComfortDelGro	33,500	71,037
Singapore Press Holdings	25,500	77,765
Singapore Technologies Engineering	22,500	55,812
Singapore Telecommunications	26,000	78,298
StarHub	22,000	67,902
		350,814
SOUTH KOREA — 0.6%
Dongbu Insurance*	914	44,094
KT&G	537	39,200
		83,294
SWEDEN — 1.1%
Atlas Copco, Cl A	850	25,167
Elekta, Cl B	4,736	50,828
TeliaSonera	10,406	64,119
		140,114
SWITZERLAND — 3.5%
Kuehne + Nagel International	496	68,276
Nestle SA	1,155	88,208
Novartis AG	596	58,082
Schindler Holding	290	42,229
Swiss Prime Site	1,203	104,353

DESCRIPTION	SHARES	VALUE
Swisscom	161	$94,397
		455,545
TAIWAN — 2.7%
China Steel Corp.	62,000	52,526
Chunghwa Telecom ADR	3,100	93,124
Taiwan Cooperative Financial Holding Co.	133,000	68,594
Taiwan Mobile	12,000	39,569
Taiwan Semiconductor Manufacturing ADR	4,350	98,788
		352,601
UNITED KINGDOM — 8.2%
AstraZeneca PLC	775	55,169
Babcock International Group PLC	1,511	22,849
Centrica PLC	14,251	62,890
Compass Group PLC	5,447	93,913
Diageo	2,380	70,450
G4S PLC	7,716	33,064
GlaxoSmithKline PLC	3,213	70,746
National Grid PLC	6,513	91,566
Next PLC	764	83,023
Pearson PLC	3,695	74,971
Reckitt Benckiser Group PLC	1,037	87,767
Severn Trent PLC	2,077	67,243
SSE PLC	3,350	81,066
United Utilities Group	6,991	107,898
Whitbread PLC	420	31,526
WM Morrison Supermarkets PLC	11,861	32,002
		1,066,143
TOTAL FOREIGN COMMON STOCK		8,092,095
U.S. COMMON STOCK — 36.0%
CONSUMER DISCRETIONARY — 2.6%
AutoZone*	150	89,544
McDonald’s	850	78,574
Thomson Reuters	2,400	92,094
TJX	1,200	79,128
		339,340
CONSUMER STAPLES — 9.5%
Campbell Soup	1,250	57,175
Church & Dwight	350	28,322
Clorox	900	96,039
Coca-Cola	1,850	76,165
Colgate-Palmolive	1,300	87,776
Costco Wholesale	150	21,449
Dr Pepper Snapple Group	1,500	115,905
General Mills	1,550	81,344
Hershey	850	86,879

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
CONSUMER STAPLES (continued)
Hormel Foods	550	$28,171
Kellogg	1,150	75,417
Kimberly-Clark	750	80,970
McCormick	1,050	74,960
PepsiCo	950	89,091
Procter & Gamble	850	71,647
Sysco	2,000	78,340
Wal-Mart Stores	1,050	89,229
		1,238,879
FINANCIALS — 5.9%
Annaly Capital Management†	4,700	49,632
Arch Capital Group*	1,400	81,158
Berkshire Hathaway, Cl B*	600	86,346
Chubb	900	88,110
Marsh & McLennan	1,500	80,655
People’s United Financial	2,000	28,140
RenaissanceRe Holdings	800	76,504
US Bancorp	2,100	88,011
Wells Fargo	1,900	98,648
WR Berkley	1,750	85,732
		762,936
HEALTH CARE — 2.1%
Cardinal Health	1,350	112,306
Eli Lilly	1,300	93,600
Johnson & Johnson	350	35,049
Patterson	600	30,054
		271,009
INDUSTRIALS — 3.9%
Cintas	600	47,220
Honeywell International	900	87,984
Lockheed Martin	700	131,859
Precision Castparts	300	60,030
Roper Industries	300	46,302
Union Pacific Corp.	700	82,047
Waste Management	1,000	51,430
		506,872
INFORMATION TECHNOLOGY — 0.8%
International Business Machines	300	45,993
Synopsys*	1,500	64,485
		110,478
MATERIALS — 0.6%
Praxair	700	84,413
TELECOMMUNICATION SERVICES — 0.1%
Verizon Communications	295	13,484

DESCRIPTION	SHARES	VALUE
UTILITIES — 10.5%
Ameren	150	$6,792
American Electric Power	150	9,421
American Water Works	1,800	101,052
CMS Energy, Cl REIT	1,950	73,573
Consolidated Edison	1,250	86,600
Dominion Resources	1,300	99,957
DTE Energy	1,150	103,109
Duke Energy	1,050	91,497
Entergy	1,100	96,261
Pinnacle West Capital	1,250	87,725
PPL	2,400	85,200
Public Service Enterprise Group	1,300	55,484
SCANA	1,500	95,655
Sempra Energy	800	89,536
Southern	1,950	98,904
Wisconsin Energy	1,700	94,809
Xcel Energy	2,550	95,702
		1,371,277
TOTAL U.S. COMMON STOCK		4,698,688
REGISTERED INVESTMENT COMPANIES — 0.4%
United States — 0.4%
iShares MSCI EAFE Index Fund	300	18,363
SPDR S&P 500 ETF	200	39,894
TOTAL REGISTERED INVESTMENT COMPANIES		58,257
TOTAL INVESTMENTS (Cost $12,211,345) — 98.4%		12,849,040
OTHER ASSETS AND LIABILITIES, NET — 1.6%		205,991
NET ASSETS — 100.0%		$13,055,031

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2015

A list of the open forward foreign currency exchange contracts held by the Fund at January 31, 2015, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
BNY Mellon	2/27/15	AUD	1,443,200	USD	1,144,400	$22,495
BNY Mellon	2/27/15	CAD	1,645,500	USD	1,326,251	31,728
BNY Mellon	2/27/15	CHF	392,150	USD	448,371	20,771
BNY Mellon	2/27/15	DKK	765,000	USD	115,701	(557)
BNY Mellon	2/27/15	EUR	35,000	USD	39,406	(152)
BNY Mellon	2/27/15	EUR	1,014,500	USD	1,141,566	(5,042)
BNY Mellon	2/27/15	GBP	657,200	USD	987,252	(2,471)
BNY Mellon	2/27/15	HKD	3,730,000	USD	481,182	55
BNY Mellon	2/27/15	JPY	57,626,000	USD	489,230	(1,612)
BNY Mellon	2/27/15	NZD	46,500	USD	34,725	969
BNY Mellon	2/27/15	SEK	1,040,905	USD	125,861	36
BNY Mellon	2/27/15	SGD	438,000	USD	325,668	2,077
HSBC	2/27/15	GBP	17,000	USD	25,625	23
RBC	2/27/15	AUD	39,000	USD	30,985	668
RBC	2/27/15	AUD	67,000	USD	53,129	1,045
RBC	2/27/15	CAD	41,000	USD	33,045	790
						$70,823

For the year ended January 31, 2015, the total amount of all open forward foreign currency exchange contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

*	Non-income producing security.
†	Real Estate Investment Trust.

ADR — American Depositary Receipt

AUD — Australian Dollar

BNY — Bank of New York

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

The following is a list of the inputs used as of January 31, 2015 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Foreign Common Stock
Australia	$78,643	$1,186,159	$—	$1,264,802
Belgium	—	180,103	—	180,103
Canada	1,306,706	—	—	1,306,706
China	—	67,888	—	67,888
Colombia	27,430	—	—	27,430
Denmark	59,367	86,298	—	145,665
France	—	461,844	—	461,844
Germany	—	334,577	—	334,577
Hong Kong	—	457,578	—	457,578
Italy	—	67,590	—	67,590
Japan	—	535,226	—	535,226
Luxembourg	—	98,465	—	98,465
Malaysia	55,336	478,996	—	534,332
Netherlands	—	116,923	—	116,923
New Zealand	—	44,455	—	44,455
Singapore	—	350,814	—	350,814
South Korea	—	83,294	—	83,294
Sweden	50,828	89,286	—	140,114
Switzerland	—	455,545	—	455,545
Taiwan	191,912	160,689	—	352,601
United Kingdom	—	1,066,143	—	1,066,143
U.S. Common Stock	4,698,688	—	—	4,698,688
Registered Investment Companies	58,257	—	—	58,257
Total Investments in Securities	$6,527,167	$6,321,873	$—	$12,849,040

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts*
Unrealized Appreciation	$—	$80,657	$—	$80,657
Unrealized Depreciation	—	(9,834)	—	(9,834)
Total Other Financial Instruments	$—	$70,823	$—	$70,823
*	Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended January 31, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended January 31, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global All Cap Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
U.S. COMMON STOCK — 48.0%
CONSUMER DISCRETIONARY — 3.0%
Time Warner	3,395	$264,572
Twenty-First Century Fox	7,335	233,620
		498,192
CONSUMER STAPLES — 5.7%
CVS Health	3,490	342,578
Mondelez International, Cl A	6,730	237,165
PepsiCo	1,960	183,809
Philip Morris International	2,355	188,965
		952,517
ENERGY — 1.7%
Occidental Petroleum	3,550	284,000
FINANCIALS — 12.1%
American International Group	3,890	190,104
CIT Group	5,785	253,499
CME Group, Cl A	2,570	219,221
Investors Bancorp	18,381	202,375
Marsh & McLennan	3,240	174,215
Northern Trust	4,895	320,035
NorthStar Realty Finance†	23,250	439,658
Synchrony Financial*	8,000	246,880
		2,045,987
HEALTH CARE — 6.7%
Abbott Laboratories	8,505	380,684
AmerisourceBergen, Cl A	2,230	211,961
McKesson	920	195,638
UnitedHealth Group	3,210	341,063
		1,129,346
INDUSTRIALS — 4.0%
Boeing	2,635	383,050
Hexcel	6,395	282,851
		665,901
INFORMATION TECHNOLOGY — 12.4%
Apple	3,486	408,420
Applied Materials	12,570	287,099
Automatic Data Processing	3,180	262,445
Citrix Systems*	4,160	246,522
CommVault Systems*	4,960	216,157
Microsoft	8,475	342,390
Oracle	7,605	318,573
		2,081,606
MATERIALS — 2.4%
EI du Pont de Nemours	2,940	209,357
Praxair	1,560	188,120
		397,477
TOTAL U.S. COMMON STOCK		8,055,026

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 44.5%
AUSTRALIA — 1.2%
Amcor	20,120	$198,851
BELGIUM — 3.8%
Anheuser-Busch InBev	3,825	466,518
KBC Groep	3,025	162,699
		629,217
CANADA — 0.9%
Canadian Pacific Railway	910	158,950
FRANCE — 5.7%
BNP Paribas	2,540	133,363
Safran	4,375	291,373
Sanofi	2,415	222,517
Sodexo	3,055	303,099
		950,352
GERMANY — 4.3%
Bayer AG	1,890	272,218
Continental	820	185,030
GEA Group	5,935	268,263
		725,511
HONG KONG — 1.6%
AIA Group	46,000	267,027
IRELAND — 4.1%
Experian PLC	12,580	221,674
Ingersoll-Rand PLC	3,520	233,728
Seagate Technology PLC	4,235	239,023
		694,425
ISRAEL — 1.8%
Check Point Software Technologies*	3,950	304,821
JAPAN — 5.3%
Calbee Inc.	5,100	199,155
Nippon Telegraph & Telephone	3,800	224,910
Takeda Pharmaceutical	5,700	284,768
Tokyo Electron	2,600	181,982
		890,815
MEXICO — 0.8%
Kimberly-Clark de Mexico, Cl A	70,200	136,471
NETHERLANDS — 1.6%
Airbus Group	4,990	265,866
SWITZERLAND — 4.0%
Nestle SA	4,645	354,743
Roche Holding AG	1,165	313,988
		668,731

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global All Cap Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
UNITED KINGDOM — 9.4%
Centrica PLC	46,000	$203,000
Croda International PLC	4,950	197,686
Imperial Tobacco Group PLC	7,620	357,905
National Grid PLC	17,190	241,675
Rolls-Royce Holdings PLC	9,755	130,327
Royal Bank of Scotland Group PLC*	30,855	167,535
WPP PLC	12,300	270,485
		1,568,613
TOTAL FOREIGN COMMON STOCK		7,459,650
TOTAL INVESTMENTS (Cost $14,115,171) — 92.5%		15,514,676
OTHER ASSETS AND LIABILITIES, NET — 7.5%		1,250,719
NET ASSETS — 100.0%		$16,765,395
*	Non-income producing security.
†	Real Estate Investment Trust.

Cl — Class

PLC — Public Limited Company

The following is a summary of the inputs used as of January 31, 2015, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Common Stock	$8,055,026	$—	$—	$8,055,026
Foreign Common Stock
Australia	—	198,851	—	198,851
Belgium	—	629,217	—	629,217
Canada	158,950	—	—	158,950
France	—	950,352	—	950,352
Germany	—	725,511	—	725,511
Hong Kong	—	267,027	—	267,027
Ireland	472,751	221,674	—	694,425
Israel	304,821	—	—	304,821
Japan	—	890,815	—	890,815
Mexico	136,471	—	—	136,471
Netherlands	—	265,866	—	265,866
Switzerland	—	668,731	—	668,731
United Kingdom	—	1,568,613	—	1,568,613
Total Investments in Securities	$9,128,019	$6,386,657	$—	$15,514,676

For the year ended January 31, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended January 31, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE BONDS — 22.8%
Alpha Appalachia Holdings
3.25%, 08/1/15	$9,000	$8,201
American Realty Capital Properties
3.00%, 08/1/18†	41,000	38,156
Annaly Capital Management
5.00%, 05/15/15†	194,000	194,364
Artis
5.75%, 06/30/18†	10,000	10,025
BlackRock Kelso Capital
5.50%, 02/15/18	4,000	4,057
BPZ Resources
6.50%, 03/1/15	8,000	2,560
Capstone Infrastructure
6.50%, 12/31/16	31,000	24,579
Capstone Power
6.75%, 12/31/17	3,000	2,381
Cardtronics
1.00%, 12/1/20	28,000	26,267
Central European Media Enterprises
5.00%, 11/15/15	24,000	23,880
Cervus Equipment
6.00%, 07/31/17	3,000	2,402
Chesapeake Energy
2.75%, 11/15/35	21,000	20,987
2.50%, 05/15/37	16,000	15,460
2.25%, 12/15/38	20,000	18,562
Ciena
0.88%, 06/15/17	14,000	13,825
Clearwire Communications
8.25%, 12/1/40 (A)	49,000	52,920
Colony Financial
5.00%, 04/15/23†	43,000	47,058
Dundee International
5.50%, 07/31/18†	25,000	19,969
Energy XXI
3.00%, 12/15/18	28,000	8,400
Equal Energy
6.75%, 03/31/16	5,000	4,073
Exelixis
4.25%, 08/15/19	41,000	24,318
FXCM Inc.
2.25%, 06/15/18	14,000	10,027
Gain Capital Holdings
4.13%, 12/1/18	11,000	10,601
Herbalife
2.00%, 08/15/19 (A)	40,000	28,500

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Homeinns Hotel Group
2.00%, 12/15/15	$25,000	$24,187
IAS Operating Partnership
5.00%, 03/15/18†(A)	21,000	19,924
InvenSense Inc.
1.75%, 11/1/18	22,000	20,982
Ixia
3.00%, 12/15/15	139,000	138,392
Ligand Pharmaceuticals
0.75%, 08/15/19 (A)	12,000	12,353
ModusLink Global Solutions
5.25%, 03/1/19 (A)	1,000	906
Northland Power
5.00%, 06/30/19	9,000	7,295
NOVAGOLD Resources
5.50%, 05/1/15	6,000	6,060
NXP Semiconductors
1.00%, 12/1/19 (A)	33,000	35,434
Pennymac
5.38%, 05/1/20†	84,000	80,325
Primero Mining
6.50%, 03/31/16	4,000	3,970
Prospect Capital
6.25%, 12/15/15	118,000	119,327
4.75%, 04/15/20 (A)	25,000	22,938
Redwood Trust
4.63%, 04/15/18†	20,000	19,363
Resource Capital
6.00%, 12/1/18†	17,000	15,683
SINA
1.00%, 12/1/18	28,000	25,550
Solazyme Inc.
5.00%, 10/1/19	10,000	4,419
SunPower
0.88%, 06/1/21 (A)	18,000	15,728
TCP Capital
5.25%, 12/15/19 (A)	7,000	7,009
Tesla Motors Inc.
0.25%, 03/1/19	38,000	33,535
Transglobe Apartment Real Estate Investment Trust
5.40%, 09/30/18†	19,000	15,625
Vivus
4.50%, 05/1/20 (A)	56,000	36,855
Web.com Group
1.00%, 08/15/18	10,000	8,706
TOTAL CONVERTIBLE BONDS		1,286,138

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 19.6%
CONSUMER DISCRETIONARY — 3.5%
American Greetings
7.38%, 12/1/21	$20,000	$21,200
Ameristar Casinos
7.50%, 4/15/21	20,000	20,800
Chrysler Group
8.00%, 6/15/19	20,000	21,025
Goodyear Tire & Rubber
7.00%, 5/15/22	20,000	21,650
Jarden
7.50%, 5/1/17	20,000	22,000
L Brands
8.50%, 6/15/19	20,000	24,050
Lear
4.75%, 1/15/23	20,000	20,250
Neiman Marcus Group
8.00%, 10/15/21 (A)	20,000	20,700
Six Flags Entertainment
5.25%, 1/15/21 (A)	15,000	15,188
WMG Acquisition
6.00%, 1/15/21 (A)	14,000	14,176
		201,039
CONSUMER STAPLES — 1.6%
Anheuser-Busch InBev Worldwide
5.38%, 1/15/20	60,000	69,458
Constellation Brands
7.25%, 5/15/17	20,000	22,237
		91,695
FINANCIALS — 7.8%
Bank of America
2.00%, 1/11/18	112,000	112,709
CIT Group
5.00%, 5/15/17	20,000	20,587
Denali Borrower
5.63%, 10/15/20 (A)	20,000	21,400
Iron Mountain
8.38%, 8/15/21†	3,000	3,129
John Deere Capital MTN
2.25%, 4/17/19	75,000	77,247
JPMorgan Chase
1.80%, 1/25/18	110,000	110,230
Neuberger Berman Group
5.63%, 3/15/20 (A)	20,000	20,875

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Schaeffler Finance
7.75%, 2/15/17 (A)	$20,000	$21,914
Simon Property Group
1.50%, 2/1/18† (A)	50,000	50,111
		438,202
INDUSTRIALS — 2.1%
Bombardier
7.50%, 3/15/18 (A)	20,000	20,250
Burlington Northern Santa Fe
4.70%, 10/1/19	50,000	56,423
Case New Holland
7.88%, 12/1/17	20,000	22,020
International Lease Finance
5.75%, 5/15/16	20,000	20,769
		119,462
INFORMATION TECHNOLOGY — 1.9%
Jabil Circuit
5.63%, 12/15/20	20,000	21,550
Oracle
5.00%, 7/8/19	75,000	85,611
		107,161
MATERIALS — 0.8%
Aleris International
7.63%, 2/15/18	20,000	19,500
First Quantum Minerals
7.00%, 2/15/21 (A)	11,000	9,212
6.75%, 2/15/20 (A)	11,000	9,350
FMG Resources August 2006 PTY
6.88%, 2/1/18 (A)	8,889	8,600
		46,662
TELECOMMUNICATION SERVICES — 1.5%
SBA Telecommunications
5.75%, 7/15/20	20,000	20,650
Sprint Nextel
6.00%, 12/1/16	20,000	20,950
T-Mobile USA
6.63%, 11/15/20	20,000	20,795
6.46%, 4/28/19	20,000	20,725
		83,120
UTILITIES — 0.4%
AES
7.38%, 7/1/21	20,000	22,150
TOTAL CORPORATE OBLIGATIONS		1,109,491

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
REGISTERED INVESTMENT COMPANIES — 15.0%
Energy Select Sector SPDR Fund	100	$7,555
Highland/iBoxx Senior Loan ETF	6,900	132,205
iShares 20+ Year Treasury Bond ETF	100	13,850
iShares 3 – 7 Year Treasury Bond ETF	1,600	200,224
iShares Gold Bullion ETF	100	900
iShares JP Morgan USD Emerging Markets Bond ETF	700	78,232
iShares US Preferred Stock ETF	2,100	83,916
Pennant Park Floating Rate Closed End Management Investment Company	9,750	129,870
SPDR Barclays Short Term High Yield Bond ETF	2,800	81,060
SPDR S&P 500 ETF	600	119,682
TOTAL REGISTERED INVESTMENT COMPANIES		847,494
COMMON STOCK — 12.8%
CONSUMER DISCRETIONARY — 0.1%
Dick’s Sporting Goods	100	5,165
ENERGY — 0.8%
Canadian Natural Resources	600	17,395
Canyon Services Group	400	2,219
Cenovus Energy	700	13,260
Suncor Energy	400	11,930
		44,804
FINANCIALS — 10.2%
American Realty Capital Properties†	3,100	28,721
Annaly Capital Management†	4,900	51,744
AR Capital Acquisition*	300	2,925
Bank of Nova Scotia	2,500	120,131
Berkshire Hathaway, Cl B*	600	86,346
Brookfield Asset Management, Cl A	100	5,095
Canadian Imperial Bank of Commerce	1,800	124,911
Quinpario Acquisition 2*	3,000	30,030
Royal Bank of Canada	1,800	101,623
Terrapin 3 Acquisition*	2,500	25,025
		576,551

DESCRIPTION	SHARES/ PRINCIPAL AMOUNT	VALUE
INDUSTRIALS — 0.1%
KBR	400	$6,612
INFORMATION TECHNOLOGY — 0.3%
Oracle	200	8,378
QUALCOMM	100	6,246
		14,624
MATERIALS — 0.1%
Freeport-McMoRan Copper & Gold	100	1,681
Teck Resources, Cl B	100	1,295
		2,976
UTILITIES — 1.2%
Capital Power	700	13,932
TransAlta	2,300	20,128
TransAlta Renewables	3,600	36,093
		70,153
TOTAL COMMON STOCK		720,885
U.S. TREASURY OBLIGATIONS — 5.4%
U.S. Treasury Bond
3.75%, 11/15/43	$65,000	85,922
3.63%, 8/15/43 to 2/15/44	101,000	130,675
2.88%, 5/15/43	78,000	88,103
TOTAL U.S. TREASURY OBLIGATIONS		304,700
PREFERRED STOCK — 4.9%
ArcelorMittal, CV to 1.2281 shares	1,100	17,222
Brookfield Office Properties*	271	5,366
Chesapeake Energy, CV to 37.0370 shares* (A)	53	53,762
Dominion Resources, CV to 0.5734 shares*	1,200	62,064
Health Care, CV to 0.8556 shares*†	100	7,115
SandRidge Energy, CV to 12.8791 shares*	700	28,963
SandRidge Energy, CV to 12.4805 shares*	530	21,730
TransAlta	319	3,499
Tyson Foods, CV to 1.0582 shares*	1,300	63,661
Wells Fargo & Co., CV to 6.3814 shares*	10	12,430
TOTAL PREFERRED STOCK		275,812

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	NUMBER OF WARRANTS	VALUE
WARRANTS — 0.1%
General Motors, Expires 12/31/15*	7,644	$5,121
TOTAL WARRANTS		5,121
TOTAL INVESTMENTS (Cost $4,732,042) — 80.6%		4,549,641
OTHER ASSETS AND LIABILITIES, NET — 19.4%		1,093,163
NET ASSETS — 100.0%		$5,642,804

A list of the open forward foreign currency exchange contracts held by the Fund at January 31, 2015, is as follows(1):

Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation
2/27/15	CAD 782,935	USD 631,035	$15,096
(1)	Counterparty is BNY Mellon.

For the year ended January 31, 2015, the total amount of all open forward foreign currency exchange contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

*	Non-income producing security.
†	Real Estate Investment Trust.
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2015, these securities amounted to $498,105 or 8.8% of net assets of the Fund. These securities have been deemed liquid in accordance with procedures approved by the Board of Directors.

BNY — Bank of New York

CAD — Canadian Dollar

CV — Convertible

Cl — Class

ETF — Exchange-Traded Fund

MTN — Medium Term Note

PTY — Proprietary

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

The following is a list of the inputs used as of January 31, 2015 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Convertible Bonds	$—	$1,286,138	$—	$1,286,138
Corporate Obligations	—	1,109,491	—	1,109,491
Registered Investment Companies	847,494	—	—	847,494
Common Stock	720,885	—	—	720,885
U.S. Treasury Obligations	—	304,700	—	304,700
Preferred Stock	175,865	99,947	—	275,812
Warrant	—	5,121	—	5,121
Total Investments in Securities	$1,744,244	$2,805,397	$—	$4,549,641

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts*
Unrealized Appreciation	$—	$15,096	$—	$15,096
Total Other Financial Instruments	$—	$15,096	$—	$15,096
*	Forward foreign currency exchange contracts are valued at the unrealized appreciation on the instrument.

For the year ended January 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 95.3%
CONSUMER DISCRETIONARY — 12.1%
Brinker International	18,150	$1,060,505
Dana Holding	27,399	571,817
Express*	31,702	414,662
Iconix Brand Group*	23,268	773,428
Life Time Fitness*	16,987	928,679
Morningstar	11,101	739,216
Movado Group	11,325	272,140
Service International	43,305	979,992
Steven Madden*	23,444	805,067
Visteon*	6,445	624,843
		7,170,349
CONSUMER STAPLES — 1.5%
B&G Foods	29,223	872,014
ENERGY — 1.4%
Dril-Quip*	6,385	473,959
Oil States International*	8,873	364,414
		838,373
FINANCIALS — 21.7%
Arthur J Gallagher	20,116	893,754
Bank of Hawaii	18,912	1,067,772
BankUnited	42,595	1,178,178
Blackstone Mortgage Trust, Cl A†	19,786	577,751
Brookline Bancorp	53,334	512,007
Capitol Federal Financial	47,487	591,688
CBOE Holdings	7,511	484,234
CubeSmart†	16,156	398,084
CVB Financial	47,499	693,960
eHealth*	2,110	21,606
First Financial Bancorp	32,731	540,716
First Republic Bank	14,896	758,504
Huntington Bancshares	59,141	592,593
Investors Bancorp	105,062	1,156,733
LegacyTexas Financial Group	25,810	511,554
NorthStar Realty Finance†	31,542	596,459
Northwest Bancshares	37,173	438,641
Texas Capital Bancshares*	16,635	679,540
Umpqua Holdings	41,579	644,890
Waddell & Reed Financial, Cl A	12,402	554,494
		12,893,158
HEALTH CARE — 14.8%
Alkermes PLC*	21,968	1,587,188
Bio-Rad Laboratories, Cl A*	4,719	540,184

DESCRIPTION	SHARES	VALUE
Bio-Reference Labs*	25,371	$850,689
Catamaran*	20,640	1,030,142
Integra LifeSciences Holdings*	22,254	1,239,993
Sirona Dental Systems*	8,622	777,877
Teleflex	6,770	741,721
Tornier*	8,124	196,357
WellCare Health Plans*	15,848	1,154,527
Wright Medical Group*	27,975	682,870
		8,801,548
INDUSTRIALS — 20.2%
AGCO	9,699	420,355
Allison Transmission Holdings, Cl A	28,750	900,450
Armstrong World Industries*	20,316	1,030,021
Curtiss-Wright	7,785	517,936
Genesee & Wyoming, Cl A*	8,673	715,089
Hexcel	21,893	968,327
Jacobs Engineering Group*	10,879	414,490
Masco	35,936	892,650
Mueller Industries	33,241	1,043,435
Mueller Water Products, Cl A	69,804	714,095
Simpson Manufacturing	15,597	509,086
Wabtec	18,224	1,520,793
Waste Connections	19,301	834,189
Werner Enterprises	22,978	655,562
Woodward	19,301	861,018
		11,997,496
INFORMATION TECHNOLOGY — 12.9%
ANSYS*	7,260	585,664
Check Point Software Technologies*	8,588	662,736
CommVault Systems*	16,697	727,655
Cypress Semiconductor	72,146	1,062,711
EVERTEC	39,675	795,881
Harmonic*	109,193	835,326
National Instruments	24,493	736,749
Teradyne	29,987	542,765
Total System Services	29,764	1,052,753
Travelzoo*	467	4,007
Veeco Instruments*	22,618	659,767
		7,666,014
MATERIALS — 6.0%
Chemtura*	18,737	408,279
Flotek Industries*	30,401	491,584
Methanex	11,626	512,707
Reliance Steel & Aluminum	7,520	393,823

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2015

DESCRIPTION	SHARES	VALUE
MATERIALS (continued)
Rock Tenn, Cl A	14,070	$913,143
Silgan Holdings	15,859	815,311
		3,534,847
TELECOMMUNICATION SERVICES — 0.3%
Lumos Networks	11,141	178,590
UTILITIES — 4.4%
Great Plains Energy	31,828	941,154
Vectren	17,637	845,165
Westar Energy, Cl A	19,324	825,521
		2,611,840
TOTAL COMMON STOCK		56,564,229
TOTAL INVESTMENTS (Cost $57,076,233) — 95.3%		56,564,229
OTHER ASSETS AND LIABILITIES, NET — 4.7%		2,769,763
NET ASSETS — 100.0%		$59,333,992

*	Non-income producing security.
†	Real Estate Investment Trust.

Cl — Class

PLC — Public Limited Company

As of January 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
TD Asset Management USA Funds Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM 1- to 5-Year Corporate Bond Portfolio, TDAM 5- to 10-Year Corporate Bond Portfolio, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund (twelve of the series constituting TD Asset Management USA Funds Inc.) (the “Funds”) as of January 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM 1- to 5-Year Corporate Bond Portfolio, TDAM 5- to 10-Year Corporate Bond Portfolio, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund (twelve of the series constituting TD Asset Management USA Funds Inc.) at January 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
March 23, 2015

Director and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons’ of the Company, as defined in the Investments Company Act of 1940 as amended (the “1940 Act”), are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing TD Asset Management USA Funds Inc., Customer Service, P.O. Box 182300, Columbus, OH 43218-2300, or by calling 1-866-416-4031. The following chart lists Directors and Officers as of January 31, 2015.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 62	Chairman of the Board and Director; Chairman of the Nominating/ Governance Committee	Chairman of Board since 6/20/13; Chairman of Nominating/ Governance Committee since March 2011; Director since 3/30/09	Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Senior Advisor, Stonepoint Capital 2008 – 2011; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm) since 2004.	22	Director, USC Marshall Business School Board since 2010; Director of Lepercq, de Neuflize and Co. since 2009. President of Christ Church Trustees since 2008; Chairman and Trustee of Whittier College since 1995.

PETER B.M. EBY c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 76	Director	Since: 6/6/02	Retired.	22	Director of Leon’s Furniture Limited since May 1977; Director of George Weston Limited (May 2000 – November 2014)

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 63	Director and Chairman of the Audit Committee	Director since 12/18/08; and Chairman of the Audit Committee 3/24/11	Consultant and financial services attorney; teacher at Empire State College, 2008 through 2010; Senior Advisor to New York State Banking Department, 2009; Trustee of Albany Law School since 1998, Vice Chairman since 2013, Chair of the Long Range Planning Committee since 2012. Director, 2002 to 2009, and Chairman, 2004 to 2008, of the Allen Bass Fund, Inc.	22	Director and Vice Chairman, Albany Law School Board of Trustees. Chairman of the Board Long Range Planning Committee.

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2015.

Director and Officers Information
(Unaudited) (Continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
LAWRENCE J. TOAL c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 76	Director	Since: 12/12/95	Retired.	22	None.

CHRISTOPHER L. WILSON c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 57	Director	Since: 9/23/14	Managing Partner, CT2, LLC (consulting), (2009 – present). Previously, President and CEO, Columbia Funds (2004 – 2009).	22	Chairman of Audit Committee and Director, ISO-NE (energy and energy services), (2011 – present); Trustee and Finance Committee Chairman, Lesley University (2003 – 2011). Board of Governors, Investment Company Institute (2005 – 2009).

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 52	Director	Since: 9/23/14	Executive Vice President, Global Asset & Wealth Management, Ipreo (2013 – present). Previously, Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009 – 2013). CEO and director of Loring Ward International, Ltd. and President of SA Funds-Investment Trust (2005 – 2009).	22	Independent Trustee of Arbitrage Funds; Director FTJ Fund Choice, LLC.

Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 63	Director	Since: 12/17/10	Senior Vice President — Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	22	Director of Ontario Teachers’ Pension Plan Board since 2011; Queens University, Greenwood College School; The Perimeter Institute; The Shaw Festival; The Canadian Coalition for Good Governance; Director, First National Financial Corporation, Board of Crombie REIT since 5/14/14.

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2015.
†††	Ms. Palk is considered an “interested person” of the Company because she owns shares of The Toronto-Dominion Bank.

Director and Officers Information
(Unaudited) (Concluded)

Name, Address and Age	Position(s) held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors
KEVIN LEBLANC c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 51	President and Chief Executive Officer	Since: 12/6/11	Chief Administrative Officer of Epoch Investment Partners since March 2013 and President and Chief Executive Officer of TD Asset Management USA Funds Inc. Previously, Chief Operating Officer of TD Asset Management Inc. from September 2010 to March 2013; Vice Chair of TD Asset Management since 2007; Officer of The Investment Manager since April 2010 and Chief Operating Officer of The Investment Manager since December 2010.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 50	Chief Legal Officer and Anti-Money Laundering Officer	Since: 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 46	Treasurer and Chief Financial Officer	Since: 9/22/08	Since November 2004, Fund Accounting Director at SEI Investments.

MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 43	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

CURTIS BARNES c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 61	Secretary	Since: 6/14/12	Since September 2007, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from May 1995 through September 2007, Vice President, Citi Fund Services Ohio, Inc.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 55	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director.

†	The table shows the time period for which each individual has served as Officer. There is no set term of office for Directors.

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TDAMANN03

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code of Ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)	(1) The registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee.

3(a)	(2) The audit committee financial experts are James Kelly and Christopher Wilson who are “independent” for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2014 - $ 261,300

2015 - $ 276,043

(b)	Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2014 - $3,500

2015 - $3,500

(c)	Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

For services rendered by the principal accountant related to the annual tax returns and excise tax returns.

2014 - $127,490

2015 - $130,760

(d)	Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item. Registrants shall describe the nature of services comprising the fees disclosed under this category.

2014 - $0

2015 - $0

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee charter (the “charter”) notes that one of the primarily responsibilities of the Audit Committee is to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services, as required by law. In addition to the requirement to pre-approve audit and permissible non-audit services to be rendered to the Fund by its independent accountants the Audit Committee is currently required to pre-approve non-audit services rendered by the Fund’s independent accountants to the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by or under common control with its investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The charter also notes that the Audit Committee shall have the duty and power, among other things, (i) to select, retain or terminate independent accountants and, in connection therewith, without limitation, to approve the proposed terms of the independent accountants’ engagement and to approve the fees charged and proposed to be charged by the independent accountants to the Fund for audit and permissible non-audit services; and (ii) to meet with the Fund’s independent accountants at least twice during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate, to review all non-audit services provided by the independent accountants that do not require Audit Committee pre-approval and are provided by to Covered Service Providers; and (iii) to grant pre-approval to any permissible non-audit services as required by law.

The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2014 - 0%

2015 - 0%

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing service to the registrant for each of the last two fiscal years of the registrant.

2014- $130,990

2015- $134,260

(h)	Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers are attached hereto, evidencing a change to the Principal Executive Officer.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TD Asset Management USA Funds Inc.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President

R. Michael Thorfinnson, President

Date April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President

R. Michael Thorfinnson, President

Date April 2, 2015

By (Signature and Title)*  /s/ Eric Kleinschmidt, Treasurer

Eric Kleinschmidt, Treasurer

Date April 2, 2015

* Print the name and title of each signing officer under his or her signature.